UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21357

Franklin Limited Duration Income Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (650) 312-2000

Date of fiscal year end: 12/31

Date of reporting period: 12/31/18

Item 1.	Reports to Stockholders.

Annual Report December 31, 2018

Franklin Limited Duration Income Trust

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 416-5585 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 416-5585 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

Franklin Templeton

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Visit franklintempleton.com/investor/ products/products/closed-end-funds for fund updates, to access your account, or to find helpful financial planning tools.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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Annual Report

Franklin Limited Duration Income Trust

Dear Shareholder:

This annual report for Franklin Limited Duration Income Trust covers the fiscal year ended December 31, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks to provide high, current income, with a secondary objective of capital appreciation to the extent possible and consistent with the Fund’s primary objective, through a portfolio consisting primarily of high-yield corporate bonds, floating rate corporate loans and mortgage- and other asset-backed securities.

Performance Overview

For the 12 months under review, the Fund posted cumulative total returns of -9.07% based on net asset value and -14.86% based on market price, due in part to the rights offering that the Fund completed during the period. Net asset value decreased from $12.32 per share on December 31, 2017, to $10.11 at period-end, and the market price decreased from $11.83 to $9.02 over the same period. You can find the Fund’s long-term performance data in the Performance Summary on page 6.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Economic and Market Overview

The 12-month period under review brought increased volatility for both financial markets and interest rates, as a variety of investor concerns were juxtaposed against the momentum of the continued global economic expansion. 2018 started off in a volatile manner, as volatility returned to financial markets in the first quarter, due to fears of higher interest rates and escalating trade tensions. Despite these headwinds, economic growth and corporate earnings continued to expand, particularly in the U.S., where tax reform signed into law at the end of 2017 began to show benefits for both corporate profitability and liquidity.

The trend carried forward into the second quarter, as U.S. economic data more than offset lingering trade war concerns and pockets of weakness in certain emerging market

*Total investments include long-term and short-term investments and exclude the principal amount of the Credit Facility and other financial leverage.

**Includes collateralized loan obligations.

***Rounds to less than 0.1% of total investments.

economies. Aided by solid economic growth and lower tax rates, U.S. corporations continued to see increases in earnings. The number of Americans filing for new unemployment benefits touched a half-century low in mid-September, and labor shortages were observed across many occupations and skill sets. Hiring regained momentum and the unemployment rate dropped below 4.0%, reaching its lowest level in nearly five decades. Against the backdrop of inflation concerns combined with strong economic growth and a robust job market, the U.S. Federal Reserve (Fed) raised short-term interest rates four times during the year, bringing the benchmark federal funds target rate to a range of 2.25%–2.50%. In what proved to be a volatile year for interest rates, yields generally rose across the Treasury curve, with the most notable changes coming from the short end, especially as the curve flattened toward period-end.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 9.

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What is the yield curve? A yield curve is a line that plots the yield to maturity of bonds having equal credit quality against their maturity dates.

As 2018 came to a close, renewed global growth worries, simmering trade tensions and slumping commodity prices overwhelmed financial markets, leaving few areas immune to the sell-off. The Fed’s move away from accommodative monetary policies created uncertainty over how aggressive it might be in hiking interest rates going forward, representing a tipping point for investors as little progress in U.S.-China trade talks muddied the market outlook. By December, concerns about a U.S. government shutdown amid partisan political rancor, as well as growing disarray surrounding plans for the U.K. to exit the European Union, reinforced a risk-off mood.

Over the full 12-month period, the broader stock market, as measured by the Standard & Poor’s 500® Index (S&P 500®), had a -4.38% total return.1 Fixed income markets posted mixed returns, with less interest-rate sensitive and lower-quality asset classes generally outperforming higher-quality and more interest-rate sensitive asset classes for much of the year before reversing sharply in the fourth quarter. Benefiting from strong rallies in the risk-off fourth quarter, U.S. Treasuries and mortgage-backed securities (MBS) posted total returns of +0.86% and +0.99% for the 12-month period, respectively, as measured by the Bloomberg Barclays U.S. Treasury Index and the Bloomberg Barclays U.S. Securities MBS Fixed Rate Index.1 Meanwhile, the Credit Suisse (CS) Leveraged Loan Index (LLI) posted a +1.14% total return and the CS High Yield Index had a -2.37% total return.2

During the period, we increased our exposure to leveraged loans, while reducing our exposure to high-yield corporate bonds and asset-backed securities. In October, we also completed a successful rights offering on behalf of the Fund, raising $64.3 million in proceeds (net of expenses) to be deployed in an opportunistic manner across multiple market segments, including marketplace loans.

Investment Strategy

We invest in a diversified mix of fixed income securities, primarily high-yield corporate bonds, senior secured floating rate corporate loans, and mortgage- and other asset-backed securities. Our top-down analysis of macroeconomic trends

Dividend Distributions*
1/1/18–12/31/18
Month	Dividend per Common Share (cents)

January	10.34

February	10.30

March	10.11

April	9.98

May	9.93

June	9.82

July	9.77

August	9.71

September	9.70

October	9.53

November	9.10

December	8.75

Total	117.04

*The distribution amount is the sum of all distributions to shareholders for the period shown and includes net investment income and tax return of capital. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

combined with a bottom-up analysis of market sectors, industries and issuers drives our investment process. We seek to maintain a limited duration, or interest-rate sensitivity, to moderate the impact that fluctuating interest rates might have on the Fund’s fixed income portfolio. Within the corporate bond and corporate loan sectors, we seek securities trading at reasonable valuations from issuers with characteristics such as strong market positions, stable cash flows, reasonable capital structures, supportive asset values, strong sponsorship and improving credit fundamentals. In the mortgage- and other asset-backed securities sector, we look to capture an attractive income stream and total return through our analysis of security prepayment assumptions, potential pricing inefficiencies and underlying collateral characteristics.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest-rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest-rate changes than a portfolio with a higher duration.

1. Source: Morningstar.

2. Source: Credit Suisse Group.

See www.franklintempletondataresources.com for additional data provider information.

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Manager’s Discussion

High-Yield Corporate Bonds

High-yield corporate bonds had a -2.37% total return for the 12 months ended December 31, 2018, as measured by the CS High Yield Index.2 The yield spread of the CS High Yield Index above comparable U.S. Treasuries widened from 394 basis points (bps) to 575 bps over the course of 2018, a year that can be broken up into two parts when analyzing results. Benefiting from a supportive fundamental and technical backdrop, high-yield corporate bonds fared well for much of 2018, as the CS High Yield Index posted a +2.52% total return for the year-to-date through September.2 However, in the last three months of the year, positive economic trends gave way to headwinds stemming from rising interest rates, U.S.-China trade tensions and general concerns regarding the economic cycle, leading to a fourth quarter total return of -4.77% for the index as the yield spread widened by more than 200 bps.2 Despite the spread widening that took place in the fourth quarter, high-yield corporate bonds still performed better than select fixed income asset classes for the full year. High-yield corporate bonds also provided downside protection relative to equities in the fourth quarter, performing better than the S&P 500’s -4.38% total return in 2018.1

Within high-yield corporate bonds, returns were led by lower-tier credits for much of 2018, as BB-rated bonds underperformed B-rated bonds, which in turn underperformed CCC-rated bonds through September. The end of 2018 brought about a reversal in this trend as well, as fourth quarter declines caused CCC-rated bonds to underperform their B-rated and BB-rated counterparts for the full calendar year. Performance also varied across industries, with retail, health care and telecommunication services leading contributors, while manufacturing and energy represented meaningful detractors. Another notable theme for 2018 was the dramatic reduction in new-issue supply, which helped to offset meaningful outflows for high-yield corporate bonds amid weak retail demand.

Floating Rate Corporate Loans

For the 12-month period under review, the floating rate corporate loan asset class posted a +1.14% total return, as measured by the CS LLI.2 For much of 2018, the loan market benefited from strong technical conditions as issuance of collateralized-loan obligations (CLOs) and retail investors drove demand for floating rate assets. However, technical conditions significantly shifted toward the end of the year as broader market volatility spilled over into the loan market.

Amid weakened demand, loan prices declined to the lowest levels in more than two years.

Issuance related to mergers and acquisitions increased, in contrast to the prior year when a majority of primary activity was repricing and refinancing deals. Despite the increase in new supply, strong demand from record CLO volume provided strong demand for loans and kept loan technical conditions balanced for much of the year. While flows into loan mutual funds also provided steady demand for most of the year, outflows accelerated later in the period, with record monthly outflows in December. Many retail investors in the market reacted to volatility across equity and credit markets, in addition to uncertainty of future rate hikes that would increase loan coupons.

Despite price declines in the loan market, the default rate by principal amount declined during 2018 and ended below the historical average, after reaching a three-year high earlier in the year. Although technical conditions had weakened later in the year, fundamental conditions remained generally supportive despite higher leverage levels, especially among first-lien loans.

MBS and Securitized Sectors

Securitized sectors provided positive results during the period. Non-agency residential MBS (RMBS), agency MBS and commercial MBS (CMBS) all produced positive total returns and outperformed high-yield corporate bonds. Of the securitized sectors in which the portfolio invests, only RMBS beat the strong performance of senior-secured floating rate loans.

MBS fundamentals remain supportive and the prepayment outlook continues to look fairly benign, in our view. The extended period of low mortgage rates led to a compressed coupon stack within the mortgage universe. In the current environment, many qualified homeowners have already refinanced, and with rising mortgage rates there is less economic incentive to refinance, leaving less than 10% of the existing universe refinanceable. With this as a fundamental backdrop, technical factors, such as day count, have a more meaningful impact on prepayment speed increases or decreases on a monthly basis. We expect prepayments to remain contained, given the low incentive to refinance loans, increasing mortgage rates and slowing seasonal home purchases.

As part of the balance sheet normalization plan, the Fed would continue to maintain a $20 billion cap on runoff during 2019’s

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first quarter. Considering the current composition of the Fed’s portfolio, the runoff on the portfolio should be less than $20 billion a month, leading to investments of $300 million a month for operational readiness purposes. We expect MBS spreads to widen during 2019’s first quarter, due to technical reasons, driven by an increase in supply due to the reduced purchases from the Fed’s balance sheet normalization plan during the quarter.

Thank you for your continued participation in Franklin Limited Duration Income Trust. We look forward to serving your future investment needs.

Sincerely,

Roger A. Bayston, CFA Lead Portfolio Manager

Sonal Desai, Ph.D.

Glenn I. Voyles, CFA

In agency MBS, the portfolio’s mortgage exposure had the heaviest allocation in conventional Freddie Mac (Federal Home Loan Mortgage Corporation) and Fannie Mae (Federal National Mortgage Association) MBS, primarily in 4.0% and 3.5% coupon securities. We remained allocated to RMBS, where fundamental and technical forces remain positive, and in CMBS securities we view as fundamentally sound bonds at attractive valuations.

Madeline Lam

Justin Ma, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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Performance Summary as of December 31, 2018

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance1,2

	Cumulative Total Return[3]		Average Annual Total Return[3]
	Based on NAV[4]	Based on market price[5]	Based on NAV[4]	Based on market price[5]

1-Year	-9.07%	-14.86%	-9.07%	-14.86%

5-Year	+3.98%	+5.38%	+0.78%	+1.05%

10-Year	+124.66%	+137.68%	+8.43%	+9.04%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Share Prices

Symbol: FTF	12/31/18	12/31/17	Change

Net Asset Value (NAV)	$10.11	$12.32	-$2.21

Market Price (NYSE)	$ 9.02	$11.83	-$2.81

Distributions (1/1/18–12/31/18)

Net Investment Income	Tax Return of Capital	Total
$0.4867	$0.6837	$1.1704

All investments involve risks, including possible loss of principal. Interest-rate movements and mortgage prepayments will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Investments in lower-rated bonds include higher risk of default and loss of principal. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results.

1. Figures are for common shares. As of 12/31/18, the Fund had leverage in the amount of 27.18% of the Fund’s total portfolio. The Fund employs leverage through participation in a Credit Facility and purchase of Mortgage Dollar Rolls. The use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares). The cost of leverage rises and falls with changes in short-term interest rates. Such increases/decreases in the cost of the Fund’s leverage may be offset by increased/decreased income from the Fund’s floating rate investments.

2. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 2/29/20. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

3. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Assumes reinvestment of distributions based on net asset value.

5. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.

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Important Notice to Shareholders

Managed Distribution Plan

The Fund adopted a managed distribution plan (the “Plan”) under which the Fund makes monthly distributions to common shareholders at an annual minimum fixed rate of 10% based on average monthly net asset value (“NAV”) of the Fund’s common shares. The primary purpose of the Plan is to provide the Fund’s shareholders with a constant, but not guaranteed, fixed minimum rate of distribution each month. The plan is intended to narrow the discount between the market price and the NAV of the Fund’s common shares, but there is no assurance that the plan will be successful in doing so.

Under Plan, to the extent that sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital in order to maintain its managed distribution level. No conclusions should be drawn about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Plan. The Board may amend the terms of the Plan or terminate the Plan at any time without prior notice to the Fund’s shareholders. The amendment or termination of the Plan could have an adverse effect on the market price of the Fund’s common shares. The Plan is subject to periodic review by the Board, including a yearly review of the annual minimum fixed rate to determine if an adjustment should be made.

The Fund calculates the average NAV from the previous month based on the number of business days in that month on which the NAV is calculated. The distribution is calculated as 10% of the previous month’s average NAV, divided by 12. Typically, distributions will be declared by press release 10 days before the last business day of each month, with the record date on the last business day of the month. The payment date for the distribution will typically be during the middle of the next month.

With each distribution that does not consist solely of net investment income, the Fund will issue a notice to shareholders and an accompanying press release that will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to shareholders are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its full fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell them how to report these distributions for federal income tax purposes.

The Fund may at times distribute more than its net investment income and net realized capital gains; therefore, a portion of the distribution may result in a return of capital. A return of capital occurs when some or all of the money that shareholders invested in the Fund is paid back to them. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. Any such returns of capital will decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make the level of distributions called for under its plan, the Fund may have to sell portfolio securities at a less than opportune time.

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Financial Highlights

	Year Ended December 31,		Year Ended March 31,
	2018	2017[a]	2017	2016	2015	2014

Per common share operating performance
(for a common share outstanding throughout the year)
Net asset value, beginning of year	$12.32	$12.91	$12.38	$13.87	$14.36	$14.30

Income from investment operations:
Net investment income[b]	0.57	0.48	0.62	0.72	0.73	0.80
Net realized and unrealized gains (losses)	(0.79)	(0.03)	0.85	(1.41)	(0.33)	0.20
Dividends to preferred shareholders from net investment income	(0.06)	(0.08)	(0.07)	(0.06)	(0.06)	(0.06)

Total from investment operations	(0.28)	0.37	1.40	(0.75)	0.34	0.94

Less distributions to common shareholders from:
Net investment income	(0.49)	(0.43)	(0.57)	(0.74)	(0.83)	(0.88)
Tax return of capital	(0.68)	(0.53)	(0.36)	—	—	—

Total distributions	(1.17)	(0.96)	(0.93)	(0.74)	(0.83)	(0.88)

Repurchase of shares	—	—	0.06	—	—	—

Dilution effect of rights offering	(0.76)[c]	—	—	—	—	—

Net asset value, end of year	$10.11	$12.32	$12.91	$12.38	$13.87	$14.36

Market value, end of year[d]	$ 9.02	$11.83	$11.97	$11.34	$12.17	$13.05

Total return (based on market value per share)[e]	(14.86)%	7.08%	14.07%	(0.44)%	(0.35)%	(5.85)%

Ratios to average net assets applicable to common shares[f,g]

Expenses before waiver and payments by affiliates	1.73%	1.25%	1.35%	1.16%	1.14%	1.12%

Expenses net of waiver and payments by affiliates[h]	1.71%	1.23%	1.32%	1.16% [i]	1.14% [i]	1.12% [i]

Net investment income	4.97%	5.04%	4.83%	5.52%	5.14%	5.65%

Supplemental data
Net assets applicable to common shares, end of year (000’s)	$304,804	$278,489	$291,875	$332,132	$372,080	$385,388
Portfolio turnover rate	198.44%	168.28%	265.00%	270.16%	289.67%	318.57%
Portfolio turnover rate excluding mortgage dollar rolls[j]	63.84%	46.49%	93.00%	81.78%	92.15%	137.85%
Total credit facility outstanding at end of year (000’s)	$90,000 [k]	$ —	$ —	$ —	$ —	$ —
Asset coverage per preferred share	$— [l]	$72,311	$74,809	$75,991	$76,665	$78,686
Liquidation preference per preferred share	$— [l]	$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per $1,000 of debt	$4,387 [k]	$ —	$ —	$ —	$ —	$ —

aFor the period April 1, 2017 to December 31, 2017.

bBased on average daily shares outstanding.

cRepresents the impact of Fund’s rights offering of 7,534,709 common shares in October 2018 as a subscription price per share based on a formula. See Note 2.

dBased on the last sale on the NYSE American.

eTotal return is not annualized for periods less than one year.

fBased on income and expenses applicable to both common and preferred shares.

gRatios are annualized for periods less than one year.

hBenefit of expense reduction rounds to less than 0.01%.

iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

jSee Note 1(e) regarding mortgage dollar rolls.

kEffective August 15, 2018, the Fund began participating in a credit facility.

lEffective August 15, 2018, the Fund’s preferred shares were liquidated.

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Statement of Investments, December 31, 2018

	Country	Shares/ Units/ Warrants	Value
Common Stocks and Other Equity Interests 0.7%
Commercial & Professional Services 0.1%
[a,b,c] Remington Outdoor Co. Inc.	United States	39,306	$415,172
[a,b,c] Remington Outdoor Co. Inc., Litigation Units	United States	3,700	—

			415,172
Energy 0.5%
[a] Birch Permian Holdings Inc.	United States	4,729	52,019
[a] Birch Permian Holdings Inc.	United States	36,860	387,030
[a] Halcon Resources Corp.	United States	67,554	114,842
[a] Halcon Resources Corp., wts., 9/09/20	United States	6,408	328
[a] Midstates Petroleum Co. Inc.	United States	372	2,793
[a,b] Midstates Petroleum Co. Inc., wts., 4/21/20	United States	2,642	7
[a,b,c] Nine Point Energy LLC	United States	21,663	2
[a] Penn Virginia Corp.	United States	17	919
[a] Riviera Resources Inc.	United States	6,592	104,153
[a] Roan Resources Inc.	United States	6,592	55,241
[a] Samson Resources II LLC	United States	31,225	710,369

			1,427,703

Materials 0.0%†
[a] Verso Corp., A	United States	4,163	93,251
[a] Verso Corp., wts., 7/25/23	United States	438	2,278

			95,529

Pharmaceuticals, Biotechnology & Life Sciences 0.0%†
[a] Advanz Pharma Corp.	Canada	536	10,184

Transportation 0.1%
[a] CEVA Logistics AG	Switzerland	3,641	110,485

Total Common Stocks and Other Equity Interests (Cost $7,126,867)			2,059,073

Convertible Preferred Stocks (Cost $377,604) 0.1%
Energy 0.1%
[a,b,c] Nine Point Energy Holdings Inc., cvt. pfd.	United States	404	385,050

		Principal Amount*
Corporate Bonds 44.5%
Automobiles & Components 0.8%
Fiat Chrysler Automobiles NV, senior note, 4.50%, 4/15/20	United Kingdom	$1,500,000	1,500,525
[d] The Goodyear Tire & Rubber Co.,
senior bond, 5.00%, 5/31/26	United States	700,000	632,625
senior note, 5.125%, 11/15/23	United States	300,000	295,125

			2,428,275
Banks 1.3%
[d] CIT Group Inc., senior note, 5.25%, 3/07/25	United States	400,000	392,000
[e] Citigroup Inc., junior sub. bond, M, 6.30% to 5/15/24, FRN thereafter, Perpetual	United States	1,200,000	1,108,500
[e] JPMorgan Chase & Co., junior sub. bond, R, 6.00% to 8/01/23, FRN thereafter, Perpetual	United States	1,500,000	1,470,000
Royal Bank of Scotland Group PLC, sub. note, 6.125%, 12/15/22	United Kingdom	1,000,000	1,015,610

			3,986,110

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STATEMENT OF INVESTMENTS

	Country	Principal Amount	*	Value
Corporate Bonds (continued)
Capital Goods 3.0%
[d,f] BBA U.S. Holdings Inc., senior note, 144A, 5.375%, 5/01/26	United States	$400,000		$379,996
[d,f] Beacon Roofing Supply Inc., senior note, 144A, 4.875%, 11/01/25	United States	500,000		441,250
[d] H&E Equipment Services Inc., senior note, 5.625%, 9/01/25	United States	1,500,000		1,381,875
[d,f] Jeld-Wen Inc., senior note, 144A, 4.625%, 12/15/25	United States	1,600,000		1,416,000
[g] Onsite Rental Group Operations Pty. Ltd., secured note, PIK, 6.10%, 10/26/23	Australia	952,561		738,235
[d,f] Stevens Holding Co. Inc., senior note, 144A, 6.125%, 10/01/26	United States	1,100,000		1,089,000
[d] Tennant Co., senior note, 5.625%, 5/01/25	United States	800,000		758,000
[d,f] Terex Corp., senior note, 144A, 5.625%, 2/01/25	United States	1,500,000		1,398,750
[d,f] Vertiv Group Corp., senior note, 144A, 9.25%, 10/15/24	United States	1,600,000		1,480,000

				9,083,106

Commercial & Professional Services 1.0%
[d,f] Multi-Color Corp., senior note, 144A, 4.875%, 11/01/25	United States	1,500,000		1,286,250
[d] United Rentals North America Inc., senior bond, 5.875%, 9/15/26	United States	600,000		567,750
[d,f] West Corp., senior note, 144A, 8.50%, 10/15/25	United States	1,700,000		1,351,500

				3,205,500

Consumer Durables & Apparel 1.0%
[d,f] Hanesbrands Inc., senior note, 144A, 4.625%, 5/15/24	United States	1,000,000		942,500
[d] KB Home, senior note, 7.00%, 12/15/21	United States	1,100,000		1,123,375
[d,f] Taylor Morrison Communities Inc./Taylor Morrison Holdings II Inc., senior note, 144A, 5.875%, 4/15/23	United States	1,000,000		970,000

				3,035,875

Consumer Services 3.1%
[f] 1011778 BC ULC/New Red Finance Inc., senior secured note, first lien, 144A, 4.25%, 5/15/24	Canada	800,000		738,648
[d,f] 24 Hour Holdings III LLC, senior note, 144A, 8.00%, 6/01/22	United States	1,500,000		1,421,250
[d,f] Ascend Learning LLC, senior note, 144A, 6.875%, 8/01/25	United States	500,000		481,250
[d,f] Downstream Development Authority of the Quapaw Tribe of Oklahoma, secured note, 144A, 10.50%, 2/15/23	United States	1,400,000		1,386,000
[f] Golden Nugget Inc., senior note, 144A, 8.75%, 10/01/25	United States	1,200,000		1,158,000
[d,f] KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, senior note, 144A, 5.00%, 6/01/24	United States	1,400,000		1,354,500
[d] MGM Resorts International, senior note, 8.625%, 2/01/19	United States	1,000,000		1,006,250
[f] Stars Group Holdings BV/Stars Group U.S. Co-Borrower LLC, senior note, 144A, 7.00%, 7/15/26	Canada	500,000		487,500
[d,f] Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., senior bond, 144A, 5.50%, 3/01/25	United States	1,700,000		1,589,500

				9,622,898
Diversified Financials 1.5%
Aircastle Ltd., senior note, 4.125%, 5/01/24	United States	400,000		377,877
[d,f] FirstCash Inc., senior note, 144A, 5.375%, 6/01/24	United States	900,000		870,750
[f] Lincoln Finance Ltd., senior secured note, 144A, 7.375%, 4/15/21	Netherlands	1,000,000		1,016,250
Navient Corp.,
[d] senior note, 5.00%, 10/26/20	United States	200,000		192,000
[d] senior note, 5.875%, 3/25/21	United States	200,000		192,250
[d] senior note, 6.625%, 7/26/21	United States	700,000		677,250
[d] senior note, 6.50%, 6/15/22	United States	200,000		186,608
senior note, 7.25%, 9/25/23	United States	800,000		737,000
[d] senior note, 6.125%, 3/25/24	United States	300,000		258,750

				4,508,735

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FRANKLIN LIMITED DURATION INCOME TRUST

STATEMENT OF INVESTMENTS

	Country	Principal Amount	*	Value
Corporate Bonds (continued)
Energy 4.6%
[d,f] Aker BP ASA, senior note, 144A, 5.875%, 3/31/25	Norway	$1,000,000		$1,000,820
[d] California Resources Corp.,
[f] secured note, second lien, 144A, 8.00%, 12/15/22	United States	824,000		560,320
senior note, 5.50%, 9/15/21	United States	37,000		26,640
[d] Calumet Specialty Products Partners LP/Calumet Finance Corp., senior note, 7.75%, 4/15/23	United States	1,000,000		777,500
[d] Cheniere Corpus Christi Holdings LLC,
senior secured note, first lien, 7.00%, 6/30/24	United States	700,000		740,250
senior secured note, first lien, 5.875%, 3/31/25	United States	600,000		598,500
Cheniere Energy Partners LP,
[f] senior note, 144A, 5.625%, 10/01/26	United States	400,000		375,000
[d] senior secured note, first lien, 5.25%, 10/01/25	United States	1,000,000		936,250
[d] Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., senior note, 6.25%, 4/01/23	United States	1,500,000		1,451,250
[d] CSI Compressco LP/CSI Compressco Finance Inc., senior note, 7.25%, 8/15/22	United States	1,400,000		1,239,000
[d,f] Diamondback Energy Inc., senior note, 144A, 4.75%, 11/01/24	United States	900,000		873,000
[f,g] EnQuest PLC, senior note, 144A, PIK, 7.00%, 4/15/22	United Kingdom	1,147,777		779,054
[d] Ferrellgas LP/Ferrellgas Finance Corp., senior note, 6.75%, 6/15/23	United States	800,000		656,000
[d] Martin Midstream Partners LP/Martin Midstream Finance Corp., senior note, 7.25%, 2/15/21	United States	900,000		859,500
[f,g] Murray Energy Corp., secured note, 1.5 lien, 144A, PIK, 12.00% (incl. cash 9.00%), 4/15/24	United States	597,229		325,490
[d] QEP Resources Inc., senior bond, 5.25%, 5/01/23	United States	500,000		445,000
[d] Sanchez Energy Corp.,
senior note, 7.75%, 6/15/21	United States	900,000		216,000
senior note, 6.125%, 1/15/23	United States	300,000		55,500
[d] Sunoco LP/Sunoco Finance Corp., senior note, 4.875%, 1/15/23	United States	700,000		684,250
[d] Weatherford International Ltd.,
senior note, 5.125%, 9/15/20	United States	400,000		314,000
senior note, 7.75%, 6/15/21	United States	1,000,000		755,000
senior note, 4.50%, 4/15/22	United States	400,000		236,000

				13,904,324
Food, Beverage & Tobacco 1.2%
[d] B&G Foods Inc., senior note, 5.25%, 4/01/25	United States	1,000,000		933,750
[d,f] Cott Holdings Inc., senior note, 144A, 5.50%, 4/01/25	Canada	1,300,000		1,230,125
[d,f] Lamb Weston Holdings Inc., senior note, 144A, 4.625%, 11/01/24	United States	1,100,000		1,072,500
[d,f] Post Holdings Inc., senior note, 144A, 5.50%, 3/01/25	United States	400,000		385,424

				3,621,799
Health Care Equipment & Services 3.5%
[d,f] Avantor Inc., senior secured note, first lien, 144A, 6.00%, 10/01/24	United States	1,100,000		1,083,500
[d,f] Catalent Pharma Solutions Inc., senior note, 144A, 4.875%, 1/15/26	United States	1,200,000		1,143,000
[d,f] Centene Corp., senior note, 144A, 5.375%, 6/01/26	United States	1,000,000		975,000
[d] CHS/Community Health Systems Inc.,
[f] senior note, 144A, 8.125%, 6/30/24	United States	900,000		661,500
senior secured note, first lien, 6.25%, 3/31/23	United States	700,000		638,785
[d] HCA Inc.,
senior bond, 5.875%, 5/01/23	United States	500,000		507,500
senior note, 7.50%, 2/15/22	United States	500,000		532,500
senior secured bond, first lien, 5.875%, 3/15/22	United States	1,000,000		1,027,500

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FRANKLIN LIMITED DURATION INCOME TRUST

STATEMENT OF INVESTMENTS

	Country	Principal Amount	*	Value
Corporate Bonds (continued)
Health Care Equipment & Services (continued)
[d,f] MEDNAX Inc., senior note, 144A, 6.25%, 1/15/27	United States	$1,400,000		$1,354,500
[d,f] MPH Acquisition Holdings LLC, senior note, 144A, 7.125%, 6/01/24	United States	1,300,000		1,215,500
[d] Tenet Healthcare Corp., senior secured note, first lien, 6.00%, 10/01/20	United States	500,000		508,125
[d,f] WellCare Health Plans Inc., senior note, 144A, 5.375%, 8/15/26	United States	1,000,000		967,500

				10,614,910

Materials 7.5%
[g] ARD Finance SA, secured note, PIK, 7.125%, 9/15/23	Luxembourg	600,000		546,000
[f] Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc.,
senior note, 144A, 4.25%, 9/15/22	Luxembourg	300,000		286,125
senior note, 144A, 6.00%, 2/15/25	Luxembourg	500,000		463,125
[d,f] BWAY Holding Co., secured note, 144A, 5.50%, 4/15/24	United States	1,500,000		1,415,625
[f] Cemex SAB de CV, senior secured bond, 144A, 7.75%, 4/16/26	Mexico	400,000		422,080
[d] The Chemours Co., senior note, 6.625%, 5/15/23	United States	776,000		786,670
[d,f] Crown Americas LLC/Crown Americas Capital Corp., senior note, 144A, 4.75%, 2/01/26	United States	500,000		475,625
[f] Eldorado Gold Corp., senior note, 144A, 6.125%, 12/15/20	Canada	800,000		730,000
[f] First Quantum Minerals Ltd.,
senior note, 144A, 7.00%, 2/15/21	Zambia	961,000		924,362
senior note, 144A, 7.25%, 4/01/23	Zambia	500,000		441,875
f FMG Resources (August 2006) Pty. Ltd.,
senior note, 144A, 4.75%, 5/15/22	Australia	700,000		668,010
senior note, 144A, 5.125%, 3/15/23	Australia	600,000		566,625
[d,f] Grinding Media Inc./MC Grinding Media Canada Inc., senior secured note, 144A, 7.375%, 12/15/23	United States	800,000		778,000
[f] HudBay Minerals Inc., senior note, 144A, 7.25%, 1/15/23	Canada	400,000		397,000
[d,f] New Enterprise Stone & Lime Co., senior note, 144A, 6.25%, 3/15/26	United States	1,500,000		1,368,750
[f] New Gold Inc., senior note, 144A, 6.375%, 5/15/25	Canada	600,000		459,000
[f] Northwest Acquisitions ULC/Dominion Finco Inc., secured note, second lien, 144A, 7.125%, 11/01/22	Canada	300,000		297,309
[d,f] Novelis Corp., senior note, 144A, 6.25%, 8/15/24	United States	1,300,000		1,225,250
[f] OCI NV, senior note, 144A, 6.625%, 4/15/23	Netherlands	400,000		400,000
[d,f] Owens-Brockway Glass Container Inc.,
senior note, 144A, 5.00%, 1/15/22	United States	900,000		894,375
senior note, 144A, 5.875%, 8/15/23	United States	400,000		402,500
[f] Petra Diamonds U.S. Treasury PLC, secured note, second lien, 144A, 7.25%, 5/01/22	South Africa	1,200,000		1,122,000
[d,f] Plastipak Holdings Inc., senior note, 144A, 6.25%, 10/15/25	United States	1,500,000		1,335,000
[d,f] Platform Specialty Products Corp., senior note, 144A, 6.50%, 2/01/22	United States	600,000		602,250
[f] Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA,
[d] senior note, 144A, 7.00%, 7/15/24	United States	100,000		95,437
[d] senior secured note, first lien, 144A, 5.125%, 7/15/23	United States	400,000		381,500
[h] senior secured note, first lien, 144A, FRN, 5.936%, (3-month USD LIBOR + 3.50%), 7/15/21	United States	400,000		399,500
[d,f] Sealed Air Corp.,
senior bond, 144A, 5.125%, 12/01/24	United States	500,000		493,125
senior bond, 144A, 5.50%, 9/15/25	United States	600,000		594,000

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FRANKLIN LIMITED DURATION INCOME TRUST

STATEMENT OF INVESTMENTS

	Country	Principal Amount	*	Value
Corporate Bonds (continued)
Materials (continued)
[d] Steel Dynamics Inc., senior note, 5.125%, 10/01/21	United States	$1,500,000		$1,500,000
[d] Summit Materials LLC/Summit Materials Finance Corp., senior note, 8.50%, 4/15/22	United States	1,200,000		1,258,500
[d,f] SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., senior note, 144A, 7.50%, 6/15/25	United States	1,300,000		1,235,000

				22,964,618

Media & Entertainment 4.1%
[d,f] Altice Luxembourg SA, senior secured note, 144A, 7.75%, 5/15/22	Luxembourg	1,700,000		1,553,375
[d] AMC Networks Inc., senior note, 5.00%, 4/01/24	United States	1,000,000		950,000
[d] CCO Holdings LLC/CCO Holdings Capital Corp.,
senior bond, 5.25%, 9/30/22	United States	1,500,000		1,489,687
[f] senior note, 144A, 5.125%, 5/01/23	United States	500,000		487,500
[d] Clear Channel Worldwide Holdings Inc.,
senior note, 6.50%, 11/15/22	United States	700,000		703,500
senior sub. note, 7.625%, 3/15/20.	United States	800,000		783,000
[d] CSC Holdings LLC,
senior note, 6.75%, 11/15/21	United States	1,000,000		1,027,500
senior note, 5.25%, 6/01/24	United States	500,000		459,375
[f] senior secured note, first lien, 144A, 5.50%, 5/15/26	United States	1,000,000		945,000
[f] Gray Escrow Inc., senior note, 144A, 7.00%, 5/15/27	United States	500,000		488,710
[d,f] Nexstar Broadcasting Inc., senior note, 144A, 5.625%, 8/01/24	United States	500,000		468,750
[f] Virgin Media Secured Finance PLC,
senior secured bond, first lien, 144A, 5.50%, 1/15/25	United Kingdom	1,100,000		1,097,250
senior secured bond, first lien, 144A, 5.50%, 8/15/26	United Kingdom	400,000		371,000
[d,f] WMG Acquisition Corp.,
secured note, first lien, 144A, 5.00%, 8/01/23	United States	100,000		97,625
senior note, 144A, 5.625%, 4/15/22	United States	1,612,000		1,614,015

				12,536,287

Pharmaceuticals, Biotechnology & Life Sciences 1.9%
Advanz Pharma Corp., senior secured note, first lien, 8.00%, 9/06/24	Canada	323,000		306,850
[d,f] Bausch Health Cos. Inc.,
senior note, 144A, 5.625%, 12/01/21	United States	388,000		382,423
senior secured note, first lien, 144A, 6.50%, 3/15/22	United States	200,000		201,816
[d,f] Endo DAC/Endo Finance LLC/Endo Finco Inc.,
senior bond, 144A, 6.00%, 2/01/25	United States	1,000,000		722,500
senior note, 144A, 6.00%, 7/15/23	United States	500,000		383,750
[d] Horizon Pharma USA Inc., senior note, 6.625%, 5/01/23	United States	1,200,000		1,164,000
[d,f] Jaguar Holding Co. II/Pharmaceutical Product Development LLC, senior note, 144A, 6.375%, 8/01/23	United States	1,200,000		1,149,708
[d,f] Valeant Pharmaceuticals International, senior note, 144A, 9.25%, 4/01/26	United States	1,500,000		1,503,750

				5,814,797

Real Estate 1.6%
[d] CyrusOne LP/CyrusOne Finance Corp., senior note, 5.00%, 3/15/24	United States	1,300,000		1,277,250
[d] Equinix Inc., senior bond, 5.875%, 1/15/26.	United States	300,000		303,000
[d,f] Five Point Operating Co. LP/Five Point Capital Corp., senior note, 144A, 7.875%, 11/15/25	United States	1,000,000		967,500
[d] MPT Operating Partnership LP/MPT Finance Corp.,
senior bond, 5.25%, 8/01/26	United States	300,000		284,250
senior note, 6.375%, 3/01/24	United States	700,000		721,000
[d] SBA Communications Corp., senior note, 4.00%, 10/01/ 22	United States	1,400,000		1,340,500

				4,893,500

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FRANKLIN LIMITED DURATION INCOME TRUST

STATEMENT OF INVESTMENTS

	Country	Principal Amount	*	Value
Corporate Bonds (continued)
Retailing 0.4%
[f] Party City Holdings Inc., senior note, 144A, 6.625%, 8/01/26	United States	$1,000,000		$912,500
[d,f] PetSmart Inc., senior note, 144A, 7.125%, 3/15/23	United States	700,000		411,250

				1,323,750

Semiconductors & Semiconductor Equipment 0.3%
[d,f] Qorvo Inc., senior note, 144A, 5.50%, 7/15/26	United States	900,000		861,750

Software & Services 1.5%
[d,f] First Data Corp.,
secured note, first lien, 144A, 5.00%, 1/15/24	United States	1,700,000		1,642,625
secured note, second lien, 144A, 5.75%, 1/15/24	United States	500,000		490,170
[d] Infor (U.S.) Inc., senior note, 6.50%, 5/15/22	United States	1,800,000		1,747,620
[d,f] Symantec Corp., senior note, 144A, 5.00%, 4/15/25	United States	600,000		561,337

				4,441,752

Technology Hardware & Equipment 1.4%
[d,f] Blackboard Inc., secured note, second lien, 144A, 9.75%, 10/15/21	United States	1,538,000		1,053,530
[d,f] Dell International LLC/EMC Corp., senior note, 144A, 5.875%, 6/15/21	United States	400,000		400,554
[d,f] Itron Inc., senior note, 144A, 5.00%, 1/15/26	United States	1,500,000		1,376,250
[d,f] Tempo Acquisition LLC/Tempo Acquisition Finance Corp., senior note, 144A, 6.75%, 6/01/25	United States	1,500,000		1,395,000

				4,225,334

Telecommunication Services 2.3%
[d,f] Block Communications Inc., senior note, 144A, 6.875%, 2/15/25	United States	300,000		302,250
[f] Digicel Group Ltd., senior note, 144A, 8.25%, 9/30/20	Bermuda	1,200,000		818,400
[f] Digicel Ltd., senior note, 144A, 6.00%, 4/15/21	Bermuda	700,000		633,003
[f] DKT Finance ApS, senior secured note, first lien, 144A, 9.375%, 6/17/23	Denmark	1,500,000		1,528,973
[d,f] Sprint Communications Inc., senior note, 144A, 7.00%, 3/01/20	United States	600,000		616,500
[d] Sprint Corp.,
senior bond, 7.125%, 6/15/24	United States	300,000		298,068
senior note, 7.25%, 9/15/21	United States	500,000		513,000
[f] Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC, senior secured bond, first lien, 144A, 4.738%, 9/20/29	United States	1,000,000		981,250
[d] T-Mobile USA Inc.,
senior bond, 6.50%, 1/15/24	United States	500,000		515,090
senior note, 4.00%, 4/15/22	United States	700,000		684,250

				6,890,784

Transportation 0.8%
[d,f] Avolon Holdings Funding Ltd., senior note, 144A, 5.125%, 10/01/23	Ireland	1,000,000		960,800
[f] DAE Funding LLC,
senior note, 144A, 4.00%, 8/01/20	United Arab Emirates	800,000		782,000
senior note, 144A, 4.50%, 8/01/22	United Arab Emirates	400,000		384,000
senior note, 144A, 5.75%, 11/15/23	United Arab Emirates	200,000		198,000

				2,324,800

Utilities 1.7%
[d] Calpine Corp., senior note, 5.375%, 1/15/23	United States	1,500,000		1,410,000
Clearway Energy Operating LLC,
[d] senior bond, 5.375%, 8/15/24	United States	500,000		473,750
[d] senior bond, 5.00%, 9/15/26	United States	1,000,000		902,500
[f] senior note, 144A, 5.75%, 10/15/25	United States	300,000		287,625

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FRANKLIN LIMITED DURATION INCOME TRUST

STATEMENT OF INVESTMENTS

	Country	Principal Amount	*	Value

Corporate Bonds (continued)
Utilities (continued)
[d] Ferrellgas Partners LP/Ferrellgas Partners Finance Corp., senior note, 8.625%, 6/15/20	United States	$500,000		$362,500
[f] InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	500,000		430,625
[d] Talen Energy Supply LLC, senior note, 6.50%, 6/01/25	United States	2,000,000		1,430,000

				5,297,000

Total Corporate Bonds (Cost $145,193,612)				135,585,904

[h,i] Senior Floating Rate Interests 49.7%
Automobiles & Components 0.6%
[j,k] Thor Industries Inc., Term Loan B, TBD, 10/30/25	United States	2,000,000		1,900,000

Capital Goods 4.1%
AECOM, Term B Loans, 4.256%, (1-month USD LIBOR + 1.75%), 3/13/25	United States	2,155,148		2,061,539
Altra Industrial Motion Corp., Term Loan, 4.522%, (1-month USD LIBOR + 2.00%), 10/01/25	United States	1,049,320		1,004,724
Delos Finance S.A.R.L. (AerCap), New Loans, 4.553%, (3-month USD LIBOR + 1.75%), 10/06/23	Luxembourg	1,500,000		1,463,250
Doncasters U.S. Finance LLC, Term B Loans, 6.303%, (3-month USD LIBOR + 3.50%), 4/09/20	United States	1,398,780		1,247,246
Flying Fortress Holdings LLC (ILFC), New Loan, 4.553%, (3-month USD LIBOR + 1.75%), 10/30/22	United States	629,859		618,837
Harsco Corp., Term Loan B-2, 4.813%, (1-month USD LIBOR + 2.25%), 12/10/24	United States	2,426,435		2,387,005
Navistar Inc., Tranche B Term Loan, 5.89%, (1-month USD LIBOR + 3.50%), 11/06/24.	United States	3,132,260		3,022,631
Onsite Rental Group Operations Property Ltd., Term Loan, 7.006%, (1-month USD LIBOR + 4.50%), 10/25/22	Australia	696,716		689,748

				12,494,980

Commercial & Professional Services 1.1%
Prime Security Services Borrower LLC, Term B-1 Loans, 5.272%, (1-month USD LIBOR + 2.75%), 5/02/22	United States	1,769,111		1,700,558
United Rentals North America Inc., Initial Term Loans, 4.272%, (1-month USD LIBOR + 1.75%), 10/30/25	United States	301,199		295,024
Ventia Pty. Ltd., Term B Loans (USD), 6.303%, (3-month USD LIBOR + 3.50%), 5/21/22	Australia	1,321,220		1,301,401

				3,296,983

Consumer Services 5.4%
24 Hour Fitness Worldwide Inc., Term Loan, 6.022%, (1-month USD LIBOR + 3.50%), 5/30/25	United States	741,302		727,866
Aristocrat Technologies Inc., Term B-3 Loans, 4.219%, (3-month USD LIBOR + 1.75%), 10/19/24	United States	931,006		892,602
Avis Budget Car Rental LLC, Tranche B Term Loans, 4.53%, (1-month USD LIBOR + 2.00%), 2/13/25	United States	2,393,873		2,314,085
Caesars Resort Collection LLC, Term B Loans, 5.272%, (1-month USD LIBOR + 2.75%), 12/22/24	United States	1,729,411		1,660,235
Eldorado Resorts Inc., Initial Term Loan, 4.75%, (2-month USD LIBOR + 2.00%), 4/17/24	United States	1,909,919		1,828,747
Hilton Worldwide Finance LLC, Series B-2 Term Loans, 4.256%, (1-month USD LIBOR + 1.75%), 10/25/23	United States	1,571,895		1,521,367
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC (Yum Brands), Term Loan B, 4.22%, (1-month USD LIBOR + 1.75%), 4/03/25	United States	1,703,770		1,662,880

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FRANKLIN LIMITED DURATION INCOME TRUST

STATEMENT OF INVESTMENTS

	Country	Principal Amount	*	Value
[h,i] Senior Floating Rate Interests (continued)
Consumer Services (continued)
Kingpin Intermediate Holdings LLC, Amendment No. 2 Term Loans, 6.02%, (1-month USD LIBOR + 3.50%), 7/03/24	United States	$1,995,000		$1,940,137
Las Vegas Sands LLC, Term B Loans, 4.272%, (1-month USD LIBOR + 1.75%), 3/27/25	United States	1,990,685		1,904,837
Sabre GLBL Inc., 2017 Other Term A Loans, 4.522%, (1-month USD LIBOR + 2.00%), 7/01/22	United States	915,255		907,246
Station Casinos LLC, Term B Facility Loans, 5.03%, (1-month USD LIBOR + 2.50%), 6/08/23	United States	996,492		959,836

				16,319,838

Diversified Financials 0.7%
Asurion LLC, AM No. 14 Replacement B-4 Term Loans, 5.522%, (1-month USD LIBOR + 3.00%), 8/04/22	United States	1,829,540		1,762,762
Trans Union LLC, 2017 Replacement Term A-2 Loans, 4.272%, (1-month USD LIBOR + 1.75%), 8/09/22	United States	467,645		453,031

				2,215,793

Energy 0.6%
Foresight Energy LLC, Term Loans, 8.277%, (3-month USD LIBOR + 5.75%), 3/28/22	United States	2,000,000		1,968,334

Food & Staples Retailing 0.2%
U.S. Foods Inc., Initial Term Loans, 4.522%, (1-month USD LIBOR + 2.00%), 6/27/23	United States	570,611		552,922

Food, Beverage & Tobacco 2.2%
CSM Bakery Supplies LLC, Term Loans, 6.41%, (3-month USD LIBOR + 4.00%), 7/03/20	United States	2,000,000		1,835,000
JBS USA Lux S.A.,
New Initial Term Loans, 5.022%, (1-month USD LIBOR + 2.50%), 10/30/22	United States	434,521		419,448
New Initial Term Loans, 5.301%, (3-month USD LIBOR + 2.50%), 10/30/22	United States	2,534,639		2,446,718
Post Holdings Inc., Series A Incremental Term Loans, 4.51%, (1-month USD LIBOR + 2.00%), 5/24/24	United States	1,905,492		1,841,182

				6,542,348

Health Care Equipment & Services 3.6%
Air Medical Group Holdings Inc., 2018 New Term Loans, 6.754%, (1-month USD LIBOR + 4.25%), 3/14/25	United States	1,994,962		1,862,796
Catalent Pharma Solutions Inc., Dollar Term Loan, 4.772%, (1-month USD LIBOR + 2.25%), 5/20/24	United States	1,374,326		1,338,250
DaVita Healthcare Partners Inc., Tranche B Term Loan, 5.272%, (1-month USD LIBOR + 2.75%), 6/24/21	United States	992,208		983,835
HCA Inc., Term Loan B11, 4.272%, (1-month USD LIBOR + 1.75%), 3/18/23	United States	1,542,345		1,509,570
IQVIA Inc.,
Term B-1 Dollar Loans, 4.803%, (3-month USD LIBOR + 2.00%), 3/07/24	United States	898,405		873,698
Term B-3 Dollar Loans, 4.272%, (1-month USD LIBOR + 1.75%), 6/11/25	United States	696,500		675,170
Mallinckrodt International Finance SA/Mallinckrodt CB LLC, 2017 Term B Loans, 5.553%, (3-month USD LIBOR + 2.75%), 9/24/24	Luxembourg	1,699,340		1,563,393
U.S. Renal Care Inc., Initial Term Loan, 7.053%, (3-month USD LIBOR + 4.25%), 12/31/22	United States	2,158,757		2,062,693

				10,869,405

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STATEMENT OF INVESTMENTS

	Country	Principal Amount	*	Value
[h,i] Senior Floating Rate Interests (continued)
Household & Personal Products 0.8%
Spectrum Brands, Inc.,
USD Term Loans, 4.39% - 4.53%, (1-month USD LIBOR + 2.00%), 6/23/22	United States	$1,801,600		$1,759,938
USD Term Loans, 4.59%, (3-month USD LIBOR + 2.00%), 6/23/22	United States	582,072		568,612

				2,328,550
Materials 5.8%
Ashland LLC, Term B Loan, 4.254% - 4.272%, (1-month USD LIBOR + 1.75%), 5/17/24	United States	2,019,985		1,973,697
Axalta Coating Systems U.S. Holdings Inc., Term B-3 Dollar Loan, 4.553%, (3-month USD LIBOR + 1.75%), 6/01/24	United States	2,537,005		2,398,523
Berry Global Inc., Term Q Loan, 4.387%, (1-month USD LIBOR + 2.00%), 10/01/22	United States	1,090,516		1,063,935
Caraustar Industries Inc., Refinancing Term Loans, 8.303%, (3-month USD LIBOR + 5.50%), 3/14/22	United States	1,994,924		1,984,590
Chemours Co., Tranche B-2 US$ Term Loan, 4.28%, (1-month USD LIBOR + 1.75%), 4/03/25	United States	1,060,971		1,021,184
Crown Americas LLC, Dollar Term B Loan, 4.479%, (1-month USD LIBOR + 2.00%), 4/03/25	United States	2,440,420		2,430,761
Ineos U.S. Finance LLC, 2024 Dollar Term Loan, 4.522%, (1-month USD LIBOR + 2.00%), 3/31/24	United States	1,469,689		1,402,021
Oxbow Carbon LLC, Tranche B Term Loan, 6.022%, (1-month USD LIBOR + 3.50%), 1/04/23	United States	2,052,000		2,016,090
Univar USA Inc., Term B-3 Loans, 4.772%, (1-month USD LIBOR + 2.25%), 7/01/24	United States	744,444		713,363
W.R. Grace & Co.,
Term B-1 Loans, 4.553%, (3-month USD LIBOR + 1.75%), 4/03/25	United States	1,057,270		1,027,755
Term B-2 Loans, 4.553%, (3-month USD LIBOR + 1.75%), 4/03/25	United States	1,812,464		1,761,865

				17,793,784
Media & Entertainment 7.5%
AMC Entertainment Holdings Inc.,	United States	590,954		570,640
2016 Incremental Term Loans, 4.705%, (1-month USD LIBOR + 2.25%), 12/15/23
Initial Term Loans, 4.705%, (1-month USD LIBOR + 2.25%), 12/15/22	United States	2,921,257		2,822,664
Ancestry.com Operations Inc., Term Loans, 5.78%, (1-month USD LIBOR + 3.25%), 10/19/23	United States	1,989,770		1,900,230
Charter Communications Operating LLC, Term B Loan, 4.53%, (1-month USD LIBOR + 2.00%), 4/30/25	United States	992,481		954,648
CSC Holdings LLC, March 2017 Incremental Term Loans, 4.705%, (1-month USD LIBOR + 2.25%), 7/17/25	United States	2,566,567		2,425,406
Go Daddy Operating Co. LLC, Tranche B-1 Term Loans, 4.772%, (1-month USD LIBOR + 2.25%), 2/15/24	United States	2,079,187		1,991,861
Gray Television Inc., Term B-2 Loan, 4.599%, (1-month USD LIBOR + 2.25%), 2/07/24	United States	2,568,789		2,478,881
Lions Gate Capital Holdings LLC, Term A Loan, 4.272%, (1-month USD LIBOR + 1.75%), 3/22/23	Canada	1,427,059		1,391,382
Live Nation Entertainment Inc., Term B-3 Loans, 4.313%, (1-month USD LIBOR + 1.75%), 10/31/23	United States	2,809,394		2,754,963
MCC Iowa LLC (Mediacom Broadband), Tranche M Term Loan, 4.42%, (1-week USD LIBOR + 2.00%), 1/25/25	United States	1,727,216		1,665,325
Mediacom Illinois LLC, Tranche N Term Loan, 4.17%, (1-week USD LIBOR + 1.75%), 2/15/24	United States	1,335,804		1,272,353

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STATEMENT OF INVESTMENTS

	Country	Principal Amount	*	Value
[h,i] Senior Floating Rate Interests (continued)
Media & Entertainment (continued)
Mission Broadcasting Inc., Term B-3 Loan, 4.756%, (1-month USD LIBOR + 2.25%), 1/17/24	United States	$112,910		$107,076
Nexstar Broadcasting Inc., Term B-3 Loan, 4.756%, (1-month USD LIBOR + 2.25%), 7/17/24	United States	651,478		617,818
Sinclair Television Group Inc., Tranche B Term Loans, 4.78%, (1-month USD LIBOR + 2.25%), 1/03/24	United States	1,965,929		1,879,919
				22,833,166
Pharmaceuticals, Biotechnology & Life Sciences 2.5%
Bausch Health Cos. Inc., Initial Term Loans, 5.379%, (1-month USD LIBOR + 3.00%), 6/02/25	United States	634,232		608,862
Endo Luxembourg Finance Co. I S.A.R.L. and Endo LLC, Initial Term Loans, 6.813%, (1-month USD LIBOR + 4.25%), 4/29/24	United States	1,970,000		1,861,650
Grifols Worldwide Operations USA Inc., Tranche B Term Loan, 4.669%, (1-week USD LIBOR + 2.25%), 1/31/25	United States	1,718,770		1,653,395
Horizon Pharma Inc., Fourth Amendment Refinancing Term Loans, 5.563%, (1-month USD LIBOR + 3.00%), 3/29/24	United States	2,063,142		1,978,898
Innoviva Inc., Initial Term Loan, 7.146%, (3-month USD LIBOR + 4.50%), 8/18/22	United States	110,000		109,807
Syneos Health Inc., Initial Term B Loans, 4.522%, (1-month USD LIBOR + 2.00%), 8/01/24	United States	1,433,559		1,389,062
				7,601,674
Retailing 3.8%
Ascena Retail Group Inc., Tranche B Term Loan, 7.063%, (1-month USD LIBOR + 4.50%), 8/21/22	United States	3,174,836		2,962,804
General Nutrition Centers Inc., FILO Term Loan (ABL), 9.53%, (1-month USD LIBOR + 7.00%), 12/31/22	United States	3,000,000		2,982,495
Harbor Freight Tools USA Inc., Refinancing Loans, 5.022%, (1-month USD LIBOR + 2.50%), 8/19/23	United States	1,963,134		1,859,251
Jo-Ann Stores Inc., Initial Loans, 7.477%, (3-month USD LIBOR + 5.00%), 10/23/23	United States	1,994,816		1,895,076
Michaels Stores Inc., 2018 New Replacement Term B Loan, 4.97% - 5.022%, (1-month USD LIBOR + 2.50%), 1/28/23	United States	2,009,900		1,931,178
				11,630,804
Semiconductors & Semiconductor Equipment 0.7%
ON Semiconductor Corp., 2018 New Replacement Term B-3 Loans, 4.272%, (1-month USD LIBOR + 1.75%), 3/31/23	United States	2,322,870		2,248,102
Software & Services 3.3%
Iron Mountain Information Management LLC, Term B Loan, 4.272%, (1-month USD LIBOR + 1.75%), 1/26/26	United States	1,669,874		1,594,730
LegalZoom.com Inc., 2018 Term Loans, 7.004%, (1-month USD LIBOR + 4.50%), 11/21/24	United States	2,000,000		1,970,000
Rackspace Hosting Inc., Term B Loans, 5.582%, (3-month USD LIBOR + 3.00%), 11/03/23	United States	2,011,092		1,784,341
SS&C Technologies Inc., Term B-5 Loan, 4.772%, (1-month USD LIBOR + 2.25%), 4/16/25	United States	997,485		946,053
TIBCO Software Inc., Term B-1 Loans, 6.01%, (1-month USD LIBOR + 3.50%), 12/04/20	United States	1,994,911		1,957,506
Wex Inc., Term B-2 Loan, 4.772%, (1-month USD LIBOR + 2.25%), 7/01/23	United States	1,935,375		1,868,605
				10,121,235

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STATEMENT OF INVESTMENTS

	Country	Principal Amount	*	Value

[h,i] Senior Floating Rate Interests (continued)
Technology Hardware & Equipment 1.4%
Ciena Corp., 2018 Term Loan, 4.47%, (1-month USD LIBOR + 2.00%), 9/28/25	United States	$2,066,666		$1,978,833
CommScope Inc., Tranche 5 Term Loans, 4.522%, (1-month USD LIBOR + 2.00%), 12/29/22	United States	950,080		902,576
Western Digital Corp., US Term B-4 Loan, 4.256%, (1-month USD LIBOR + 1.75%), 4/29/23	United States	1,412,110		1,352,095

				4,233,504
Telecommunication Services 0.6%
Global Tel*Link Corp., First Lien Term Loan, 6.956%, (3-month USD LIBOR + 4.25%), 11/29/25	United States	2,000,000		1,950,000
Transportation 3.0%
Air Canada, Term Loan, 4.522%, (1-month USD LIBOR + 2.00%), 10/06/23	Canada	2,250,269		2,227,766
American Airlines Inc., 2017 Replacement Term Laons, 4.387%, (1-month USD LIBOR + 2.00%), 10/10/21	United States	672,076		655,135
Hertz Corp., Tranche B-1 Term Loan, 5.28%, (1-month USD LIBOR + 2.75%), 6/30/23	United States	2,932,501		2,832,796
Navios Maritime Partners LP, Initial Term Loan, 7.78%, (3-month USD LIBOR + 5.00%), 9/14/20	United States	1,479,730		1,457,072
XO Management Holding Inc., Initial Term Loan, 8.49%, (3-month USD LIBOR + 6.75%), 12/06/21	United Arab Emirates	2,000,000		1,860,000
				9,032,769
Utilities 1.8%
EFS Cogen Holdings I LLC (Linden),
Term B Advance, 5.78%, (1-month USD LIBOR + 3.25%), 6/28/23	United States	583,776		571,079
Term B Advance, 6.06%, (3-month USD LIBOR + 3.25%), 6/28/23	United States	1,684,526		1,647,887
NRG Energy Inc., Term Loan B, 4.272%, (1-month USD LIBOR + 1.75%), 6/30/23	United States	3,397,214		3,277,839

				5,496,805

Total Senior Floating Rate Interests (Cost $156,962,814)				151,430,996

[l] Marketplace Loans (Cost $3,626,184) 1.2%
Diversified Financials 1.2%
[b] Lending Club, 8.46% - 26.31%, 10/31/21 - 12/31/23	United States	3,626,184		3,609,189
Asset-Backed Securities and Commercial Mortgage-Backed Securities 3.9%
Banks 2.1%
Citigroup Commercial Mortgage Trust,	United States	168,123		161,517
2006-C5, AJ, 5.482%, 10/15/49
2015-GC27, A5, 3.137%, 2/10/48	United States	1,520,000		1,496,645
[m] Commercial Mortgage Trust, 2006-GG7, AJ, FRN, 5.692%, 7/10/38	United States	865,000		796,969
CSAIL Commercial Mortgage Trust, 2015-C1, A4, 3.505%, 4/15/50	United States	1,410,000		1,416,029
JPMBB Commercial Mortgage Securities Trust, 2015-C28, A4, 3.227%, 10/15/48	United States	1,410,000		1,392,207
[n] Merrill Lynch Mortgage Investors Trust,	United States	33,301		6,377
[o] 2003-OPT1, B2, FRN, 6.631%, (1-month USD LIBOR + 4.125%), 7/25/34
2005-A6, 2A3, FRN, 2.886%, (1-month USD LIBOR + 0.38%), 8/25/35	United States	157,673		157,426
[n] Morgan Stanley ABS Capital I Inc. Trust, 2003-NC10, B1, FRN, 7.456%, (1-month USD LIBOR + 4.95%), 10/25/33	United States	350,442		377,189
Wells Fargo Commercial Mortgage Trust, 2014-LC16, A4, 3.548%, 8/15/50	United States	550,000		554,379

				6,358,738

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STATEMENT OF INVESTMENTS

	Country	Principal Amount	*	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Diversified Financials 1.8%
[n] Argent Securities Inc., 2003-W5, M4, FRN, 7.94%, (1-month USD LIBOR + 5.625%), 10/25/33	United States	$93,151		$101,295
[f,m] BCAP LLC Trust, 2009-RR1, 2A2, 144A, FRN, 4.506%, 5/26/35	United States	1,173,206		1,151,099
[f,m] Consumer Loan Underlying Bond (CLUB) Certificate Issuer Trust I, 2018-29, PT, 144A, FRN, 33.20%, 12/15/43	United States	593,192		501,324
[n] FHLMC Structured Agency Credit Risk Debt Notes,
2014-DN1, M2, FRN, 4.706%, (1-month USD LIBOR + 2.20%), 2/25/24	United States	1,449,336		1,476,619
2014-HQ2, M2, FRN, 4.706%, (1-month USD LIBOR + 2.20%), 9/25/24	United States	612,558		625,663
2015-HQ1, M2, FRN, 4.706%, (1-month USD LIBOR + 2.20%), 3/25/25	United States	29,133		29,185
[n] MortgageIT Trust, 2004-1, A2, FRN, 3.406%, (1-month USD LIBOR + 0.90%), 11/25/34	United States	242,628		237,597
[n] Opteum Mortgage Acceptance Corp. Trust, 2005-4, 1APT, FRN, 2.816%, (1-month USD LIBOR + 0.31%), 11/25/35	United States	278,760		275,987
[n] Option One Mortgage Loan Trust, 2003-6, M5, FRN, 7.456%, (1-month USD LIBOR + 4.95%), 11/25/33	United States	92,324		81,888
[n] Structured Asset Investment Loan Trust, 2003-BC2, M3, FRN, 7.381%, (1-month USD LIBOR + 4.875%), 4/25/33	United States	13,987		13,461
[n] Structured Asset Securities Corp., 2005-2XS, 2A2, FRN, 3.849%, (1-month USD LIBOR + 1.50%), 2/25/35	United States	234,476		229,911
[m] Thornburg Mortgage Securities Trust, 2005-1, A3, FRN, 3.718%, 4/25/45	United States	494,381		498,109
Wells Fargo Mortgage Backed Securities Trust,
[m] 2004-W, A9, FRN, 4.848%, 11/25/34	United States	144,984		148,906
2007-3, 3A1, 5.50%, 4/25/22	United States	39,874		40,356

				5,411,400

Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $11,943,534)				11,770,138

Mortgage-Backed Securities 35.4%
[p] Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.0%†
[d] FHLMC, 4.577%, (12-month USD LIBOR +/- MBS Margin), 5/01/34	United States	84,355		88,212

Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 19.3%
[d] FHLMC Gold 15 Year, 5.00%, 12/01/23	United States	330,114		342,719
[d] FHLMC Gold 15 Year, 5.50%, 7/01/19	United States	1,394		1,399
[d] FHLMC Gold 30 Year, 3.50%, 3/01/45	United States	40,862		41,024
[d] FHLMC Gold 30 Year, 3.50%, 10/01/47	United States	5,533,049		5,536,348
FHLMC Gold 30 Year, 3.50%, 11/01/48	United States	1,788,274		1,788,788
FHLMC Gold 30 Year, 3.50%, 11/01/48	United States	14,505,291		14,502,718
FHLMC Gold 30 Year, 4.00%, 4/01/48	United States	4,362,445		4,450,897
[d] FHLMC Gold 30 Year, 4.00%, 5/01/48	United States	11,042,552		11,264,856
FHLMC Gold 30 Year, 4.00%, 11/01/48	United States	3,274,218		3,340,108
FHLMC Gold 30 Year, 4.00%, 12/01/48	United States	5,978,983		6,096,233
[q] FHLMC Gold 30 Year, 4.00%, 12/01/48	United States	10,202,000		10,401,016
[d] FHLMC Gold 30 Year, 6.00%, 7/01/28 - 11/01/36	United States	470,172		512,047
[d] FHLMC Gold 30 Year, 6.50%, 8/01/27 - 3/01/38	United States	239,180		260,609
[d] FHLMC Gold 30 Year, 7.00%, 9/01/27	United States	66,871		70,886
[d] FHLMC Gold 30 Year, 8.00%, 1/01/31	United States	7,640		7,729
[d] FHLMC Gold 30 Year, 8.50%, 7/01/31	United States	219,180		252,066

				58,869,443

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STATEMENT OF INVESTMENTS

	Country	Principal Amount	*	Value
Mortgage-Backed Securities (continued)
[p] Federal National Mortgage Association (FNMA) Adjustable Rate 0.1%
[d] FNMA, 4.165% - 4.32%, (6-month USD LIBOR +/- MBS Margin), 6/01/32 - 7/01/34	United States	$246,089		$254,723
Federal National Mortgage Association (FNMA) Fixed Rate 12.1%
[d] FNMA 15 Year, 3.00%, 8/01/27	United States	8,116		8,145
[d] FNMA 15 Year, 3.50%, 1/01/21 - 1/01/26	United States	29,211		29,582
[d] FNMA 15 Year, 5.50%, 7/01/20	United States	32,564		32,744
[d] FNMA 15 Year, 6.50%, 7/01/20	United States	13		13
[d] FNMA 30 Year, 3.50%, 11/01/47	United States	2,429,938		2,432,140
FNMA 30 Year, 3.50%, 3/01/48	United States	4,524,558		4,527,714
[d] FNMA 30 Year, 3.50%, 4/01/48	United States	2,184,733		2,186,277
FNMA 30 Year, 3.50%, 10/01/48	United States	1,552,179		1,553,312
[d] FNMA 30 Year, 3.50%, 1/01/45 - 7/01/56	United States	2,032,065		2,035,144
[d] FNMA 30 Year, 4.00%, 11/01/44 - 1/01/45	United States	916,174		936,391
FNMA 30 Year, 4.00%, 1/01/48	United States	2,012,686		2,054,993
FNMA 30 Year, 4.00%, 4/01/48	United States	3,792,348		3,882,763
FNMA 30 Year, 4.00%, 9/01/48	United States	5,491,954		5,603,933
FNMA 30 Year, 4.00%, 10/01/48	United States	2,180,658		2,225,121
[q] FNMA 30 Year, 4.00%, 12/01/48	United States	7,525,000		7,673,891
[d] FNMA 30 Year, 4.50%, 5/01/24 - 3/01/44	United States	51,427		53,439
[d] FNMA 30 Year, 5.00%, 5/01/38 - 7/01/39	United States	366,762		389,258
[d] FNMA 30 Year, 5.50%, 6/01/37	United States	297,440		320,330
[d] FNMA 30 Year, 6.00%, 4/01/33 - 6/01/38	United States	716,985		782,007
[d] FNMA 30 Year, 6.50%, 8/01/32	United States	104,203		117,393
[d] FNMA 30 Year, 8.00%, 10/01/29	United States	5,786		5,788
				36,850,378
Government National Mortgage Association (GNMA) Fixed Rate 3.9%
GNMA I SF 30 Year, 4.50%, 9/20/48	United States	4,469,572		4,630,411
[d] GNMA I SF 30 Year, 6.50%, 6/15/31 - 12/15/33	United States	338,400		366,892
GNMA II SF 30 Year, 4.50%, 10/20/48	United States	1,110,691		1,150,576
[q] GNMA II SF 30 Year, 4.50%, 12/01/48	United States	5,526,000		5,719,029
[d] GNMA II SF 30 Year, 7.00%, 1/20/24 - 1/20/29	United States	32,027		35,071
[d] GNMA II SF 30 Year, 8.00%, 1/20/28 - 10/20/31	United States	91,298		106,841

				12,008,820

Total Mortgage-Backed Securities (Cost $107,582,114)				108,071,576

		Shares

Escrows and Litigation Trusts 0.0%†
[a,b] Midstates Petroleum Co. Inc./Midstates Petroleum Co. LLC, Litigation Trust	United States	800,000		—
[a,b] NewPage Corp., Litigation Trust	United States	1,500,000		—
[a,b] T-Mobile USA Inc., Litigation Trust	United States	1,200,000		—
[a] Vistra Energy Corp., Litigation Trust	United States	2,000,000		6,000

Total Escrows and Litigation Trusts (Cost $58,482)				6,000

Total Investments before Short Term Investments (Cost $432,871,211)				412,917,926

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FRANKLIN LIMITED DURATION INCOME TRUST

STATEMENT OF INVESTMENTS

	Country	Shares	Value

Short Term Investments (Cost $5,086,661) 1.6%

Money Market Funds 1.6%
[r,s] Institutional Fiduciary Trust Money Market Portfolio, 1.99%	United States	5,086,661	$ 5,086,661

Total Investments (Cost $437,957,872) 137.1%			418,004,587
Credit Facility (29.5)%			(90,000,000)
Other Assets, less Liabilities (7.6)%			(23,200,503)

Net Assets 100.0%			$304,804,084

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 12 regarding fair value measurements.

cSee Note 10 regarding restricted securities.

dA portion or all of the security is pledged as collateral in connection with the Fund’s revolving credit facility. See Note 3.

ePerpetual security with no stated maturity date.

fSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2018, the aggregate value of these securities was $85,250,062, representing 28.0% of net assets.

gIncome may be received in additional securities and/or cash.

hThe coupon rate shown represents the rate at period end.

iSee Note 1(f) regarding senior floating rate interests.

jSecurity purchased on a delayed delivery basis. See Note 1(c).

kA portion or all of the security represents an unsettled loan commitment. The coupon rate is to-be determined (TBD) at the time of settlement and will be based upon a reference index/floor plus a spread.

lSee Note 1(g) regarding Marketplace Lending.

mAdjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions. The coupon rate shown represents the rate at period end.

nThe coupon rate shown represents the rate inclusive of any caps or floors, if applicable, in effect at period end.

oThe bond pays interest and/or principal based upon the issuer’s ability to pay, which may be less than the stated interest rate or principal paydown.

pAdjustable Rate Mortgage-Backed Security (ARM); the rate shown is the effective rate at period end. ARM rates are not based on a published reference rate and spread, but instead pass-through weighted average interest income inclusive of any caps or floors, if applicable, from the underlying mortgage loans in which the majority of mortgages pay interest based on the index shown at their designated reset dates plus a spread, less the applicable servicing and guaranty fee (MBS margin).

qSecurity purchased on a to-be-announced (TBA) basis. See Note 1(c).

rSee Note 5(c) regarding investments in affiliated management investment companies.

sThe rate shown is the annualized seven-day effective yield at period end.

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STATEMENT OF INVESTMENTS

At December 31, 2018, the Fund had the following total return swap contracts outstanding. See Note 1(d).

Total Return Swap Contracts

Underlying Instruments	Financing Rate	Payment Frequency	Counterparty	Maturity Date	Notional Value	Value/ Unrealized Appreciation (Depreciation)
OTC Swap Contracts
Long[a]
iBoxx USD Liquid High Yield Index	3-month USD LIBOR	Quarterly	GSCO	3/20/19	$8,000,000	$(122,103)

aThe Fund receives the total return on the underlying instrument and pays a variable financing rate.

See Note 11 regarding other derivative information.

See Abbreviations on page 39.

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FRANKLIN LIMITED DURATION INCOME TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2018

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$432,871,211
Cost - Non-controlled affiliates (Note 5c)	5,086,661

Value - Unaffiliated issuers	$412,917,926
Value - Non-controlled affiliates (Note 5c)	5,086,661
Cash	2,024,730
Receivables:
Investment securities sold	1,034,914
Interest.	2,743,016
Deposits with brokers for:
OTC derivative contracts	160,000

Total assets	423,967,247

Liabilities:
Payables:
Investment securities purchased	25,973,877
Credit facility	90,000,000
Management fees	237,446
Distributions to common shareholders	2,637,148
Unrealized depreciation on OTC swap contracts	122,103
Accrued expenses and other liabilities	192,589

Total liabilities	119,163,163

Net assets applicable to common shares	$304,804,084

Net assets applicable to common shares consist of:
Paid-in capital	$345,763,540
Total distributable earnings (loss)	(40,959,456)

Net assets applicable to common shares	$304,804,084

Common shares outstanding	30,138,835

Net asset value per common share	$10.11

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FRANKLIN LIMITED DURATION INCOME TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2018

Investment income:
Dividends:
Unaffiliated issuers	$75,028
Non-controlled affiliates (Note 5c)	212,886
Interest:
Unaffiliated issuers	18,173,315

Total investment income	18,461,229

Expenses:
Management fees (Note 5a)	2,903,851
Interest expense (Note 3)	1,155,857
Transfer agent fees	137,688
Custodian fees (Note 6)	6,039
Reports to shareholders	42,112
Registration and filing fees	68,214
Professional fees	351,860
Trustees’ fees and expenses	16,353
Auction agent fees and expenses	30,628
Loan service fees (Note 1g)	2,615
Other	56,101

Total expenses	4,771,318
Expense reductions (Note 6)	(3,276)
Expenses waived/paid by affiliates (Note 5c)	(48,930)

Net expenses	4,719,112

Net investment income	13,742,117

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(4,218,096)
Foreign currency transactions	29
Swap contracts.	(6,753)

Net realized gain (loss)	(4,224,820)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(16,909,444)
Translation of other assets and liabilities denominated in foreign currencies	(86)
Swap contracts.	(122,103)

Net change in unrealized appreciation (depreciation)	(17,031,633)

Net realized and unrealized gain (loss)	(21,256,453)

Net increase (decrease) in net assets resulting from operations	$(7,514,336)

Distributions to preferred shareholders from net investment income	(1,923,424)

Net increase (decrease) in net assets applicable to common shares resulting from operations	$(9,437,760)

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FRANKLIN LIMITED DURATION INCOME TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Year Ended December 31,		Year Ended March 31, 2017
	2018	2017[a]
Increase (decrease) in net assets:
Operations:
Net investment income	$ 13,742,117	$ 10,922,959	$16,513,971
Net realized gain (loss)	(4,224,820)	568,166	(8,867,745)
Net change in unrealized appreciation (depreciation)	(17,031,633)	(1,349,314)	32,077,052
Distributions to preferred shareholders from net investment income	(1,923,424)	(1,855,476)	(1,856,851)

Net increase (decrease) in net assets applicable to common shares resulting from operations	(9,437,760)	8,286,335	37,866,427

Distributions to common shareholders (Note 1i)	(12,216,777)	(9,620,860)	(15,071,636)
Distributions to common shareholders from tax return of capital	(16,302,096)	(12,051,976)	(9,335,223)

Total distributions to common shareholders	(28,518,873)	(21,672,836)	(24,406,859)

Capital share transactions: (Note 2)
Repurchase of shares.	—	—	(53,715,818)
Proceeds from issuance of shares in connection with excercising a rights offering	64,271,944	—	—

Net increase (decrease) in net assets	26,315,311	(13,386,501)	(40,256,250)
Net assets applicable to common shares:
Beginning of year	278,488,773	291,875,274	332,131,524

End of year (Note 1i)	$304,804,084	$278,488,773	$291,875,274

aFor the period April 1, 2017 to December 31, 2017.

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FRANKLIN LIMITED DURATION INCOME TRUST

FINANCIAL STATEMENTS

Statement of Cash Flows

for the year ended December 31, 2018

Cash flow from operating activities:
Dividends, interest and other income received	$17,970,154
Operating expenses paid	(3,584,348)
Interest expense paid	(1,155,857)
Purchases of long-term investments	(861,088,748)
Sales and maturities of long-term investments	807,733,058
Net sales of short-term investments	7,636,053

Cash used - operating activities	(32,489,688)

Cash flow from financing activities:
Preferred dividends paid	(1,923,424)
Liquidation of preferred shares	(90,000,000)
Proceeds from Credit Facility	90,000,000
Net proceeds from shares issued	64,271,944
Cash distributions to shareholders	(28,304,263)

Cash provided - financing activities	34,044,257

Net increase (decrease) in cash	1,554,569
Cash at beginning of year	630,161

Cash at end of year	$2,184,730[a]

Reconciliation of Net Increase (Decrease) in Net Assets resulting from Operating Activities to Net Cash Provided by Operating Activities

for the year ended December 31, 2018

Net increase (decrease) in net assets resulting from operating activities	$(7,514,336)
Adjustments to reconcile net increase (decrease) in net assets resulting from operating activities to net cash provided by operating activities:
Net amortization income	(87,086)
Reinvested dividends from non-controlled affiliates	(212,886)
Increase in dividends and interest receivable and other assets	181,914
Decrease in accrued expenses and other liabilities	(21,093)
Decrease in payable for investments purchased	(40,268,585)
Decrease in receivable for investments sold	(942,408)
Decrease in cost of investments	(470,318)
Increase in unrealized appreciation on investments	16,909,530
Decrease in other assets	(186,523)
Increase in appreciation on swap contracts	122,103

Net cash used in operating activities	$(32,489,688)

aIncludes cash held of $160,000 as Deposits with brokers for OTC derivative contracts on the Statement of Assets and Liabilities.

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FRANKLIN LIMITED DURATION INCOME TRUST

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Limited Duration Income Trust (Fund) is registered under the Investment Company Act of 1940 (1940 Act) as a closed-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP).

Subsequent to March 31, 2017, the Fund’s fiscal year end changed to December 31.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

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FRANKLIN LIMITED DURATION INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a Delayed Delivery and TBA Basis

The Fund purchases securities on a delayed delivery and to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities and collateral has been pledged and/or received for open TBA trades.

d. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and

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FRANKLIN LIMITED DURATION INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies (continued)

d. Derivative Financial Instruments (continued)

Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At December 31, 2018, the Fund had OTC derivatives in a net liability position of $122,103 and the aggregate value of collateral pledged for such contracts was $160,000.

Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into OTC total return swap contracts primarily to manage and/or gain exposure to interest rate risk of an underlying instrument such as a stock, bond, index or basket of securities or indices. A total return swap is an agreement between the Fund and a counterparty to exchange a return linked to an underlying instrument for a floating or fixed rate payment, both based upon a notional amount. Over the term of the contract, contractually required payments to be paid or received are accrued daily and recorded as unrealized appreciation or depreciation until the payments are made, at which time they are recognized as realized gain or loss.

See Note 11 regarding other derivative information.

e. Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution where the Fund sells (or buys) mortgage-backed securities for delivery on a specified date and simultaneously contracts to repurchase (or sell) substantially similar (same type, coupon, and maturity) securities at a future date and at a predetermined price. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. Transactions in mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund’s portfolio turnover rate. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

The Fund is investing in mortgage dollar rolls as an alternate form of leverage.

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FRANKLIN LIMITED DURATION INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

f. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

g. Marketplace Lending

The Fund invests in loans obtained through marketplace lending. Marketplace lending, sometimes referred to as peer-to-peer lending, is a method of financing in which a platform facilitates the borrowing and lending of money. It is considered an alternative to more traditional forms of debt financing. Prospective borrowers are required to provide certain financial information to the platform, including, but not limited to, the intended purpose of the loan, income, employment information, credit score, debt-to-income ratio, credit history (including defaults and delinquencies) and home ownership status. Based on this and other information, the platform assigns its own credit rating to the borrower and sets the interest rate for the requested loan. The platform then posts the borrowing requests online, giving investors the opportunity to purchase the loans based on factors such as the interest rates and expected yields of the loans, the borrower background data, and the credit rating assigned by the platform.

When the Fund invests in these loans, it usually purchases all rights, title and interest in the loans pursuant to a loan purchase agreement directly from the platform. The platform or a third-party servicer typically continues to service the loans, collecting payments and distributing them to the Fund, less any servicing fees assessed. The servicer is typically responsible for taking actions against a borrower in the event of a default on the loan. Servicing fees are included in loan service fees in the Statement of Operations. The Fund, as an investor in a loan, would be entitled to receive payment only from the borrower and would not be able to recover any deficiency from the platform, except under very narrow circumstances. The loans in which the Fund may invest are unsecured.

h. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

i. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded as an adjustment to interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. The Fund employs a managed distribution policy whereby the Fund will make monthly distributions to common shareholders at an annual minimum

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FRANKLIN LIMITED DURATION INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

i. Security Transactions, Investment Income, Expenses and Distributions (continued)

fixed rate of 10%, based on the average monthly NAV of the Fund’s common shares. Under the policy, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted and, if necessary, a return of capital. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.*

j. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

k. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

*Effective during the current reporting period, it is no longer required to present certain line items in the Statements of Changes in Net Assets. The below prior period amounts affected by this change are shown as they were in the prior years.

For the years ended December 31, 2017a and March 31, 2017, distributions to common shareholders from net investment income were $(9,620,860) and $(15,071,636), respectively.

For the years ended December 31, 2017a and March 31, 2017, distributions in excess of net investment income included in net assets were $(3,089,049) and $(2,905,016), respectively.

aFor the period April 1, 2017 to December 31, 2017.

2. Shares of Beneficial Interest

At December 31, 2018, there were an unlimited number of shares authorized (without par value). During the year ended December 31, 2018 all reinvested distributions were satisfied with previously issued shares purchased in the open market.

Under the Board approved open-market share repurchase program which commenced on June 1, 2016, the Fund may purchase, from time to time, up to 10% of the Fund’s common shares in open-market transactions, at the discretion of management. Since the inception of the program, the Fund has repurchased a total of 242,561 shares. Transactions in the Fund’s shares were as follows:

	Year Ended December 31,				Year Ended March 31,

	2018		2017[a]		2017

	Shares	Amount	Shares	Amount	Shares	Amount

Shares issued	7,534,709	$64,271,944	—	$—	—	$—

Shares repurchased[b]	—	$—	—	$—	4,231,524	$53,715,818

Weighted average discount of market price to net asset value of shares repurchased		—%		—%		8.14%

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FRANKLIN LIMITED DURATION INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

aFor the period April 1, 2017 to December 31, 2017.

bOn January 19, 2017, the Fund announced a tender offer to purchase for cash up to 15 percent of its issued and outstanding common shares (3,988,963 shares), each without par value. The tender period commenced on January 30, 2017 and expired at 11:59 p.m. Eastern Standard Time on Friday, March 3, 2017 at which time the tender was oversubscribed. The Fund accepted the maximum allowed by the offer of 3,988,963 shares for cash payment at a price equal to $12.73 per share. This purchase price was 98% of the Fund’s net asset value (“NAV”) per share of $12.99 as of the close of regular trading on the New York Stock Exchange on March 6, 2017.

On September 20, 2018, the Fund commenced a transferrable rights offering to common shareholders of record to subscribe for up to an aggregate of 7,534,709 of the Fund’s common shares. The offering expired on October 18, 2018. Each record date shareholder received one right for each outstanding whole common share held, which entitled their holders to purchase one new Fund common share for every three rights held. In addition, record date shareholders who fully exercised their rights (other than those rights that could not be exercised because they represented the right to acquire less than one common share) were entitled to subscribe for additional common shares of the Fund that remained unsubscribed as a result of any unexercised rights. The subscription price per common share was determined based upon a formula equal to 92.5% of the average of the last reported sales price of the Fund’s common shares on the NYSE American Stock Exchange on the offering expiration date, and each of the four preceding trading days, subject to a minimum subscription price of 80% of the Fund’s net asset value per common share on the offering expiration date. The rights holders subscribed for all 7,534,709 common shares at an average price per share of $9.00. Proceeds from the offering were $67,828,884. The Fund received the proceeds of the offering minus the dealer manager fee and other expenses of the offering totaling $3,556,940.

3. Credit Facility

The Fund has entered into a credit facility agreement (“Credit Facility”) with BNP Paribas Prime Brokerage International Ltd. (“BNPP”) pursuant to which the Fund may borrow up to a maximum commitment amount of $100,000,000. The Fund will pay interest in the amount of 0.90% plus the 3-month U.S. Dollar London Interbank Offered Rate on the amount outstanding. The Fund is required to fully collateralize its outstanding loan balance as determined by BNPP by pledging assets, which are held in a segregated account, and are indicated in the Statement of Investments. If the Fund fails to meet certain requirements or maintain other financial covenants required under the Credit Facility, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding.

The Fund had outstanding borrowings of $90,000,000 as of December 31, 2018 and incurred $1,155,857 of interest expense during the year. Average borrowings and the average interest rate for the days outstanding during the year ended December 31, 2018, were $90,016,404 and 3.42%, respectively.

The Credit Facility also permits, subject to certain conditions, BNPP to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive dividends and interest on rehypothecated securities. The Fund also has the right under the Credit Facility to recall any securities pledged as collateral from BNPP on demand. If BNPP fails to deliver the recalled security in a timely manner, the Fund will be compensated for any fees or losses related to the failed delivery or, in the event a recalled security is not be returned, the Fund, upon notice to BNPP, may reduce the loan balance outstanding by the market value of the recalled security. The Fund will receive a portion of the fees earned by BNPP in connection with the rehypothecation of portfolio securities. Rehypothecated securities are included among the portfolio securities pledged by the Fund as collateral for the Credit Facility. As of December 31, 2018, there were no rehypothecated securities.

4. Auction Rate Preferred Shares

Effective August 15, 2018, the Fund’s Preferred Shares were liquidated. Prior to August 15, 2018, the Fund had outstanding 1,200 Preferred Shares Series M, 1,200 Preferred Shares Series W and 1,200 Preferred Shares Series F, each with a $25,000 liquidation preference totaling $90,000,000. Preferred Shares were senior to common shares and the Fund did not declare or pay any dividend on the common shares unless the Fund had declared or paid full cumulative dividends on the Preferred Shares through the most

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FRANKLIN LIMITED DURATION INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

4. Auction Rate Preferred Shares (continued)

recent dividend date. Dividends to preferred shareholders were cumulative and were declared weekly, at rates established through an auction process. The weekly auctions for Series M, W and F had all failed during the year ended December 31, 2018; consequently, the dividend rate paid on the Preferred Shares had moved to the maximum rate as defined in the prospectus. During the year ended December 31, 2018, the dividends on Preferred Shares ranged from 2.97% to 3.49%.

The Fund was required to maintain, on a weekly basis, a specified discounted value of its portfolio in compliance with guidelines established by Fitch Ratings and Moody’s Investor Services Inc., and was required to maintain asset coverage for the Preferred Shares of at least 200%.

The Preferred Shares were redeemable by the Fund at any time and were subject to mandatory redemption if the asset coverage or discounted value requirements were not met. During the year ended December 31, 2018, all requirements were met.

5. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager

a. Management Fees

The Fund pays an investment management fee to Advisers of 0.70% per year of the average daily managed assets. Managed assets are defined as the Fund’s gross asset value minus the sum of accrued liabilities, other than the principal amount of the Credit Facility and other financial leverage.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended December 31, 2018, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.99%	12,509,828	188,341,762	(195,764,929)	5,086,661	$5,086,661	$212,886	$ —	$ —

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NOTES TO FINANCIAL STATEMENTS

d. Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the year ended December 31, 2018, these purchase and sale transactions aggregated $1,498,125 and $0, respectively.

6. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2018, the custodian fees were reduced as noted in the Statement of Operations.

7. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

At December 31, 2018, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short Term	$2,617,476
Long Term	15,143,149

Total capital loss carryforwards	$17,760,625

The tax character of distributions paid during the years ended December 31, 2018 and 2017, and March 31, 2017 was as follows:

	December 31,		March 31,

	2018	2017[a]	2017
Distributions paid from:
Ordinary income	$14,140,201	$11,476,336	$16,928,487
Return of capital	16,302,096	12,051,976	9,335,223
	$30,442,297	$23,528,312	$26,263,710

aFor the period April 1, 2017 to December 31, 2017.

At December 31, 2018, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$438,490,953

Unrealized appreciation	$2,394,285
Unrealized depreciation	(23,002,754)
Net unrealized appreciation (depreciation)	$(20,608,469)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities, paydown losses and bond discounts and premiums.

8. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2018, aggregated $820,820,163 and $808,721,655, respectively.

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NOTES TO FINANCIAL STATEMENTS

9. Credit Risk

At December 31, 2018, the Fund had 65.5% of its portfolio invested in high yield securities, senior secured floating rate loans, or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

10. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2018, investments in restricted securities, excluding securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Shares	Issuer	Acquisition Date	Cost	Value
404	Nine Point Energy Holdings Inc., cvt. pfd.	3/24/17	$377,604	$385,050
21,663	Nine Point Energy LLC	7/15/14 - 2/01/18	830,630	2
39,306	Remington Outdoor Co. Inc.	2/13/17	1,947,001	415,172
3,700	Remington Outdoor Co. Inc., Litigation Units	5/16/18	—	—
	Total Restricted Securities (Value is 0.3% of Net Assets)		$3,155,235	$800,224

11. Other Derivative Information

At December 31, 2018, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on OTC swap contracts	$ —	Unrealized depreciation on OTC swap contracts	$122,103

For the year ended December 31, 2018, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Year	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Interest rate contracts	Swap contracts	$(6,753)	Swap contracts	$(122,103)

For the year ended December 31, 2018, the average month end notional amount of swap contracts represented $615,385.

See Note 1(d) regarding derivative financial instruments.

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NOTES TO FINANCIAL STATEMENTS

12. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of December 31, 2018, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Commercial & Professional Services	$—	$—	$415,172	[c]	$415,172
Energy	278,276	1,149,418	385,059		1,812,753
Transportation	—	110,485	—		110,485
All Other Equity Investments	105,713	—	—		105,713
Corporate Bonds	—	135,585,904	—		135,585,904
Senior Floating Rate Interests	—	151,430,996	—		151,430,996
Marketplace Loans	—	—	3,609,189		3,609,189
Asset-Backed Securities and Commercial Mortgage-Backed Securities	—	11,770,138	—		11,770,138
Mortgage-Backed Securities	—	108,071,576	—		108,071,576
Escrows and Litigation Trusts	—	6,000	—	[c]	6,000
Short Term Investments	5,086,661	—	—		5,086,661
Total Investments in Securities	$5,470,650	$408,124,517	$4,409,420		$418,004,587

Liabilities:
Other Financial Instruments:
Swap Contracts	$—	$122,103	$—		$122,103

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common and convertible preferred stocks as well as other equity interests.

cIncludes securities determined to have no value at December 31, 2018.

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NOTES TO FINANCIAL STATEMENTS

12. Fair Value Measurements (continued)

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the year. At December 31, 2018, the reconciliation of assets, is as follows:

	Balance at Beginning of Year		Purchases	Sales	Transfers Into (Out of) Level 3	Cost Basis Adjustments	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Balance at End of Year		Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Year End
Assets:
Investments in Securities:
Equity Investments:[a]
Commercial & Professional Services	$ —		$ —	$ —	$1,947,001	$—	$ —	$(1,531,829)	$ 415,172	[b]	$(1,531,829)
Energy	767,752		1	(117,173)	—	—	(107,877)	(157,644)	385,059		(243,014)
Corporate Bonds	1,850		—	—	(8,750)	—	—	6,900	—		—
Marketplace Loans	—		3,626,184	—	—	—	—	(16,995)	3,609,189		(16,995)
Escrows and Litigation Trusts	23,200	[b]	—	—	(24,000)[c]	—	—	800	—	[b]	800
Total Investments in Securities	$792,802		$3,626,185	$(117,173)	$1,914,251	$—	$(107,877)	$(1,698,768)	$4,409,420		$(1,791,038)

aIncludes common stocks as well as other equity investments.

bIncludes securities determined to have no value.

cThe investments were transferred out of Level 3 as a result of the removal of a significant unobservable valuation input.

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NOTES TO FINANCIAL STATEMENTS

Significant unobservable valuation inputs for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of December 31, 2018, are as follows:

Description	Fair Value at End of Year		Valuation Technique	Unobservable Input	Amount	Impact to Fair Value if Input Increases[a]
Assets:

Investments in Securities:

Equity Investments:b

Commercial & Professional Services	$415,172	[c]	Discounted cash flow	Discount for lack of marketability	20.0%	Decrease

				Long-term revenue growth rate	1.0%	Increase

				Weighted average cost of capital	13.0%	Decrease	[d]

			Consensus Pricing	Offered / Bid quotes	$8.00 - $10.00	Increase

Energy	385,059		Market comparables	Discount for lack of marketability	18.0%	Decrease	[e]

				EV / EBITDA multiple	3.9x	Increase	[d]

				Yield discount	14.4%	Decrease	[e]

All other investments[f]	3,609,189	[c]
Total	$4,409,420

aRepresents the directional change in the fair value of the Level 3 financial instruments that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.

bIncludes common and convertible preferrred stocks as well as other equity interests.

cIncludes securities determined to have no value at December 31, 2018.

dRepresents a significant impact to fair value and net assets.

eRepresents a significant impact to fair value but not net assets.

fIncludes financial instruments with values derived using private transaction prices or non-public third party pricing information which is unobservable. May also include fair value of immaterial financial instruments and developed using various valuation techniques and unobservable inputs or third party pricing information without adjustment for which such inputs are unobservable.

13. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Counterparty		Selected Portfolio
GSCO	The Goldman Sachs Group, Inc.	EBITDA	Earnings before interest, taxes, depreciation and amortization
		EV	Enterprise value
		FHLMC	Federal Home Loan Mortgage Corp.
		FNMA	Federal National Mortgage Association
		FRN	Floating Rate Note
		GNMA	Government National Mortgage Association
		LIBOR	London InterBank Offered Rate
		MBS	Mortgage-Backed Security
		PIK	Payment-In-Kind
		SF	Single Family
		USD	United States Dollar

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FRANKLIN LIMITED DURATION INCOME TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Limited Duration Income Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin Limited Duration Income Trust (the “Fund”) as of December 31, 2018, the related statements of operations and of cash flows for the year ended December 31, 2018, the statement of changes in net assets for the year ended December 31, 2018, the period April 1, 2017 through December 31, 2017, and the year ended March 31, 2017, including the related notes, and the financial highlights for the year ended December 31, 2018, the period April 1, 2017 through December 31, 2017, and the four years ended March 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for the year ended December 31, 2018, the period April 1, 2017 through December 31, 2017, and the year ended March 31, 2017, and the financial highlights for the year ended December 31, 2018, the period April 1, 2017 through December 31, 2017, and the four years ended March 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodians, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2019

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

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Tax Information (unaudited)

Under Section 871(k)(1)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $12,238,987 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Internal Revenue Code for the fiscal year ended December 31, 2018.

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FRANKLIN LIMITED DURATION INCOME TRUST

Annual Meeting of Shareholders

The Annual Meeting of Shareholders (the “Meeting”) was held on on September 8, 2018. At the Meeting, shareholders elected J. Michael Luttig and Gregory E. Johnson as Trustees of the Fund to hold office for a three year term, set to expire at the 2021 Annual Meeting of Shareholders. These terms continue, however, until their successors are duly elected and qualified or until a Trustee’s resignation, retirement, death or removal, whichever is earlier. In addition, shareholders approved amendments to the fundamental investment restrictions of the Fund (including eight sub-proposals).

1. The results of the voting for the trustees were as follows:

Trustees	Shares For	Shares Withheld

J. Michael Luttig	14,487,611	549,587

Gregory E. Johnson	14,473,402	563,796

Note: Harris J. Ashton, Terrence J. Checki, Mary C. Choksi, Edith E. Holiday, Rupert H. Johnson, Larry D. Thompson and John B. Wilson are Trustees of the Fund who are currently serving and whose terms of office continued after the meeting.

2. The results of the voting for the amendments to the fundamental investment restrictions of the Fund (including eight sub-proposals) were as follows:

	Shares For	Shares Abstained

a. Borrowing	11,202,966	463,181

b. Underwriting	11,218,642	462,511

c. Lending	11,213,603	458,680

d. Real Estate	11,254,166	470,339

e. Commodities	11,198,625	451,338

f. Senior Securities	11,236,102	460,039

g. Concentration	11,215,968	453,198

h. Diversification	11,206,691	466,012

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Dividend Reinvestment Plan

The Fund’s Dividend Reinvestment Plan (Plan) offers you a prompt and simple way to reinvest dividends and capital gain distributions (Distributions) in shares of the Fund. American Stock Transfer & Trust Company, LLC (Plan Agent), P.O. Box 922, Wall Street Station, New York, NY 10269-0560, acts as your Plan Agent in administering the Plan. The Agent will open an account for you under the Plan in the same name as your outstanding shares are registered.

You are automatically enrolled in the Plan unless you elect to receive Distributions in cash. If you own shares in your own name, you should notify the Agent, in writing, if you wish to receive Distributions in cash.

If the Fund declares a Distribution, you, as a participant in the Plan, will automatically receive an equivalent amount of shares of the Fund purchased on your behalf by the Agent. If on the payment date for a Distribution, the net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions, the Agent shall receive newly issued shares, including fractions, from the Fund for your account. The number of additional shares to be credited shall be determined by dividing the dollar amount of the Distribution by the greater of the net asset value per share on the payment date, or 95% of the then current market price per share.

If the net asset value per share exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent (or a broker-dealer selected by the Agent) shall try, for a purchase period of 30 days, to apply the amount of such Distribution on your shares (less your pro rata share of brokerage commissions incurred) to purchase shares on the open market. The weighted average price (including brokerage commissions) of all shares it purchases shall be your allocated price per share. If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the shares as of the payment date, the purchase price the Agent paid may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if such Distribution had been paid in shares issued by the Fund. Participants should note that they will not be able to instruct the Agent to purchase shares at a specific time or at a specific price. The Agent may make open-market purchases on any securities exchange where shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine.

The market price of shares on a particular date shall be the last sales price on NYSE MKT, or, if there is no sale on the exchange on that date, then the mean between the closing bid and asked quotations on the exchange on such date. The net asset value per share on a particular date shall be the amount most recently calculated by or on behalf of the Fund as required by law.

The Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Agent’s negligence, bad faith, or willful misconduct or that of its employees. Your uninvested funds held by the Agent will not bear interest. The Agent shall have no responsibility for the value of shares acquired. For the purpose of cash investments, the Agent may commingle your funds with those of other participants in the same Fund.

There is no direct charge to participants for reinvesting Distributions, since the Agent’s fees are paid by the Fund. However, when shares are purchased in the open market, each participant will pay a pro rata portion of any brokerage commissions incurred. If you elect by notice to the Agent to have it sell part or all of your shares and remit the proceeds, the Agent will deduct brokerage commissions from the proceeds.

The automatic reinvestment of Distributions does not relieve you of any taxes that may be payable on Distributions. In connection with the reinvestment of Distributions, shareholders generally will be treated as having received a Distribution equal to the cash Distribution that would have been paid.

The Agent will forward to you any proxy solicitation material and will vote any shares so held for you first in accordance with the instructions set forth on proxies you return to the Fund, and then with respect to any proxies you do not return to the Fund in the same portion as the Agent votes proxies the participants return to the Fund.

As long as you participate in the Plan, the Agent will hold the shares it has acquired for you in safekeeping, in its name or in the name of its nominee. This convenience provides added protection against loss, theft or inadvertent destruction of certificates. However, you may request that a certificate representing your Plan shares be issued to you. Upon your written request, the Agent will deliver to you, without charge, a certificate or certificates for the full shares. The Agent will send you a confirmation of each acquisition made for your

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DIVIDEND REINVESTMENT PLAN

account as soon as practicable, but not later than 60 days after the acquisition date. Although from time to time you may have an undivided fractional interest in a share of the Fund, no certificates for a fractional share will be issued. Distributions on fractional shares will be credited to your account. If you terminate your account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of shares at the time of termination.

You may withdraw from the Plan at any time, without penalty, by notifying the Agent in writing at the address above or by telephone at (800) 416-5585. Such termination will be effective with respect to a Distribution if the Agent receives your notice prior to the Distribution record date. The Agent or the Fund may terminate the Plan upon notice to you in writing mailed at least 30 days prior to any record date for the payment of any Distribution. Upon any termination, the Agent will issue, without charge, stock certificates for all full shares you own and will convert any fractional shares you hold at the time of termination to cash at current market price and send you a check for the proceeds.

The Fund or the Agent may amend the Plan. You will receive written notice at least 30 days before the effective date of any amendment.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Harris J. Ashton (1932) One Franklin Parkway	Trustee	Since 2003	136	Bar-S Foods (meat packing company) (1981-2010).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Terrence J. Checki (1945) One Franklin Parkway	Trustee	Since 2017	112	Hess Corporation (exploration of oil and gas) (2014-present).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:

Member of the Council on Foreign Relations (1996-present); Member of the National Committee on U.S.-China Relations (1999-present); member of the Board of Trustees of the Economic Club of New York (2013-present); member of the Board of Trustees of the Foreign Policy Association (2005-present) and member of various other boards of trustees and advisory boards; and formerly, Executive Vice President of the Federal Reserve Bank of New York and Head of its Emerging Markets and Internal Affairs Group and Member of Management Committee (1995-2014); and Visiting Fellow at the Council on Foreign Relations (2014).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2014	136

Avis Budget Group Inc. (car rental)

(2007-present), Omnicom Group Inc. (advertising and marketing communications services)

(2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2005	136

Hess Corporation (exploration of oil

and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison–United States Treasury Department (1988-1989).

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	136	Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present); and
formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

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Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	136

The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider)

(2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2006 and Lead Independent Trustee since 2008	112	None
Principal Occupation During at Least the Past 5 Years:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing) (2002-present); Senior Advisor, McKinsey & Co. (consulting) (2017-present); serves on private and non-profit boards; and formerly, President, Staples International and Head of Global Transformation (office supplies) (2012-2016); Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Vice President	Trustee since 2013 and Vice President since 2003	150	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board, Trustee and Senior Vice President	Chairman of the Board since 2013, Trustee and Senior Vice President since 2003	136	None

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 40 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

Sonal Desai, Ph.D (1963) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since December 2018	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of 18 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 28 of the investment companies in Franklin Templeton Investments.
Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.
Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Co- Secretary	Vice President since 2009 and Co-Secretary since January 2019	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 44 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

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FRANKLIN LIMITED DURATION I NCOME TRUST

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 44 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.
Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.
Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President and Co- Secretary	Vice President since 2011 and Co-Secretary since January 2019	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2006. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases or the listing standards applicable to the Fund.

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Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Annual Report
Franklin Limited Duration Income Trust
Investment Manager
Franklin Advisers, Inc.
(800) DIAL BEN® / 342-5236
Transfer Agent
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To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2019 Franklin Templeton Investments. All rights reserved.	FTF A 02/19

Item 2.	Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a) (1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $77,326 for the fiscal year ended December 31, 2018 and $77,614 for the fiscal year ended December 31, 2017.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $5,000 for the fiscal year ended December 31, 2018 and $0 for the fiscal year ended December 31, 2017. The services for which these fees were paid included tax consulting services related to the operating agreement and term sheet for the launch of a new fund.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $45,100 for the fiscal year ended December 31, 2018 and $0 for the fiscal year ended December 31, 2017. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process and a comfort letter for rights issuance.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $16,500 for the fiscal year ended December 31, 2018 and $0 for the fiscal year ended December 31, 2017. The services for which these fees were paid included the issuance of an Auditor’s Certificate for South Korean regulatory shareholders disclosures and assets under management certification.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $66,600 for the fiscal year ended December 31, 2018 and $0 for the fiscal year ended December 31, 2017.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Members of the Audit Committee are: Mary C. Choksi, J. Michael Luttig, Larry D. Thompson and John B. Wilson.

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund’s investment manager, Franklin Advisers, Inc., in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager.

The investment manager has delegated its administrative duties with respect to the voting of proxies for securities to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the investment manager’s instructions and/or policies. The investment manager votes proxies solely in the best interests of the Fund and its shareholders.

To assist it in analyzing proxies of equity securities, the investment manager subscribes to Institutional Shareholder Services, Inc. (ISS), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, vote execution services, ballot reconciliation services, recordkeeping and vote disclosure services. In addition, the investment manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Also, the investment manager has a supplemental subscription to Egan-Jones Proxy Services (Egan-Jones), an unaffiliated third party proxy advisory firm, to receive analyses and vote recommendations. Although analyses provided by ISS, Glass Lewis, Egan-Jones, and/or another independent third party proxy service provider (each a Proxy Service) are thoroughly reviewed and considered in making a final voting decision, the investment manager does not consider recommendations from a Proxy Service or any third party to be determinative of the investment manager’s ultimate decision. Rather, the investment manager exercises its independent judgment in making voting decisions. For most proxy proposals, the investment manager’s evaluation should result in the same position being taken for all Funds. In some cases, however, the evaluation may result in a Fund voting differently, depending upon the nature and objective of the Fund, the composition of its portfolio and other factors. As a matter of policy, the officers, directors/trustees and employees of the investment manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the best interests of the investment manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker-dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service; or send the proxy directly to the Fund’s board or a committee of the board with the investment manager’s recommendation regarding the vote for approval.

Where a material conflict of interest has been identified, but the items on which the investment manager’s vote recommendations differ from a Proxy Service and relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the investment manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the investment manager rather than sending the proxy directly to the Fund’s board or a board committee for approval.

To avoid certain potential conflicts of interest, the investment manager will employ echo voting or pass-through voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d) (1) (F), or (G) of the 1940 Act, the rules thereunder, or pursuant to a SEC exemptive order thereunder; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the underlying fund’s shares. With respect to instances when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(F) or (G) of the 1940 Act, the rules thereunder, or pursuant to an SEC exemptive order thereunder, and there are no other unaffiliated shareholders also invested in the underlying fund, the Investment Manager will vote in accordance with the recommendation of such investment company’s board of trustees or directors. In addition, to avoid certain potential conflicts of interest, and where required under a fund’s governing documents or applicable law, the Investment Manager will employ pass-through voting when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on Section 12(d) (1) (E) of the 1940 Act, the rules thereunder, or pursuant to an SEC exemptive order thereunder. In “pass-through voting,” a feeder fund will solicit voting instructions from its shareholders as to how to vote on the master fund’s proposals.

The recommendation of management on any issue is a factor that the investment manager considers in determining how proxies should be voted. However, the investment manager does not consider recommendations from management to be determinative of the investment manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and the investment manager will not support the position of the company’s management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Engagement with issuers. The investment manager believes that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The investment manager may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The investment manager may also engage with management on a range of environmental, social or corporate governance issues throughout the year.

Investment manager’s proxy voting policies and principles The investment manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the investment manager cannot anticipate all future situations. In all cases, each proxy and proposal (including both management and shareholder proposals) will be considered based on the relevant facts and circumstances on a case-by-case basis.

Board of directors. The investment manager supports an independent, diverse board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The investment manager supports boards with strong risk management oversight. The investment manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The investment manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the investment manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance. The investment manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the investment manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the investment manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents and/or shareholder nominees.

Ratification of auditors of portfolio companies. The investment manager will closely scrutinize the independence, role and performance of auditors. On a case-by-case basis, the investment manager will examine proposals relating to non-audit relationships and non-audit fees. The investment manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence. The investment manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management and director compensation. A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The investment manager believes that executive compensation should be directly linked to the performance of the company. The investment manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The investment manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The investment manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the investment manager will generally oppose “golden parachutes” that are considered to be excessive. The investment manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

The investment manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-takeover mechanisms and related issues. The investment manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the investment manager conducts an independent review of each anti-takeover proposal. On occasion, the investment manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests. The investment manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the investment manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The investment manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The investment manager generally supports “fair price” provisions and confidential voting. The investment manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to capital structure. The investment manager realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The investment manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The investment manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The investment manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The investment manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and corporate restructuring. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The investment manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental and social issues. The investment manager considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. Franklin Templeton’s “Responsible Investment Principles and Policies” describes the investment manager’s approach to consideration of environmental, social and governance issues within the investment manager’s processes and ownership practices.

In the investment manager’s experience, those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. As such, the investment manager will generally give management discretion with regard to environmental and social issues. However, in cases where management and the board have not demonstrated adequate efforts to mitigate material environmental or social risks, have engaged in inappropriate or illegal conduct, or have failed to adequately address current or emergent risks that threaten shareholder value, the investment manager may choose to support well-crafted shareholder proposals that serve to promote or protect shareholder value. This may include seeking appropriate disclosure regarding material environmental and social issues. The investment manager will review shareholder proposals on a case-by-case basis and may support those that serve to enhance value or mitigate risk, are drafted appropriately, and do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

The investment manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the investment manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers.

Governance matters. The investment manager generally supports the right of shareholders to call special meetings and act by written consent. However, the investment manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

Proxy access. In cases where the investment manager is satisfied with company performance and the responsiveness of management, it will generally vote against shareholder proxy access proposals not supported by management. In other instances, the investment manager will consider such proposals on a case-by-case basis, taking into account factors such as the size of the company, ownership thresholds and holding periods, nomination limits (e.g., number of candidates that can be nominated), the intentions of the shareholder proponent, and shareholder base.

Global corporate governance. Many of the tenets discussed above are applied to the investment manager’s proxy voting decisions for international investments. However, the investment manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the investment manager’s analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

The investment manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the investment manager may be unable to successfully vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the investment manager votes a proxy or where the investment manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) additional documentation or the disclosure of beneficial owner details is required; (vi) the investment manager held shares on the record date but has sold them prior to the meeting date; (vii) a proxy voting service is not offered by the custodian in the market; (viii) due to either system error or human error, the investment manager’s intended vote is not correctly submitted; (ix) the investment manager believes it is not in the best interest of the Fund or its shareholders to vote the proxy for any other reason not enumerated herein; or (x) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

In some non-U.S. jurisdictions, even if the investment manager uses reasonable efforts to vote a proxy on behalf of the Fund, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the investment manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the investment manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the investment manager’s votes are not received, or properly tabulated, by an issuer or the issuer’s agent.

The investment manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the investment manager or its affiliates, determine to use its best efforts to recall any security on loan where the investment manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes.

Procedures for meetings involving fixed income securities. From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the investment manager for each Fund involved. If the Proxy Group does not receive voting instructions from the investment manager, the Proxy Group will take no action on the event. The investment manager may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described under the section entitled “Proxy Procedures.”

The Proxy Group will monitor such meetings involving fixed income securities for conflicts of interest in accordance with these procedures for fixed income securities. If a fixed income issuer is flagged as a potential conflict of interest, the investment manager may nonetheless vote as it deems in the best interests of the Fund. The investment manager will report such decisions on an annual basis to the Fund board as may be required.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923, Attention: Proxy Group. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) As of February 26, 2019, the portfolio managers of the Fund are as follows:

Roger A. Bayston, CFA, Sonal Desai, Ph.D, Madeline Lam, Justin G. MA, CFA and Glenn I. Voyles, CFA serve as the portfolio management team responsible for managing the Fund’s portfolio investment. Each of them has experience managing Franklin mutual funds and private accounts.

Mr. Bayston has been a portfolio manager of the Fund since inception. He joined Franklin Templeton Investments in 1991.

Ms. Desai has been a portfolio manager of the Fund since December 2018. She joined Franklin Templeton Investments in 2009.

Ms. Lam has been a portfolio manager of the Fund since 2013. She joined Franklin Templeton Investments in 1998.

Mr. Ma has been a portfolio manager of the Fund since 2013. He joined Franklin Templeton Investments in 2006.

Mr. Voyles has been a portfolio manager of the Fund since 2006. He joined Franklin Templeton Investments in 1993.

CFA and Chartered Financial Analyst® are trademarks owned by CFA Institute.

(a)(2) This section reflects information about the portfolio managers as of the fiscal year ended December 31, 2018.

The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category:

Name	Number of Other Registered Investment Companies Managed	Assets of Other Registered Investment Companies Managed (x $1 million)	Number of Other Pooled Investment Vehicles Managed[1]	Assets of Other Pooled Investment Vehicles Managed (x $1 million)[1]	Number of Other Accounts Managed[1]	Assets of Other Accounts Managed (x $1 million)[1]
Roger A. Bayston	18	19,753.2	8	3,122.1	1[2]	2,209.6	[2]
Sonal Desai	8	15,189.7	11	3,011.8	N/A	N/A
Madeline Lam	5	5,100.0	1	0.0	N/A	N/A
Justin G. Ma	5	5,100.0	1	0.0	N/A	N/A
Glenn I. Voyles	3	3,169.5	5	1814.9	8	673.4

1.

The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the individual manager listed would not be solely responsible for managing such listed amounts.

2.	Mr. Bayston manages an Other Account with $2,209.6 in assets with a performance fee.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation (as noted in the chart above, if any). This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

Conflicts. The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the investment manager have adopted a code of ethics which they believe contains provisions designed to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The investment manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation. The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary Each portfolio manager is paid a base salary.

Annual bonus Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•

Investment performance. Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

•

Non-investment performance. The more qualitative contributions of the portfolio manager to the investment manager’s business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.

•	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.

Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.

Ownership of Fund shares. The investment manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by each portfolio manager (such amounts may change from time to time):

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Roger A. Bayston	None
Sonal Desai	None
Madeline Lam	None
Justin G. Ma	None
Glenn I. Voyles	None

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Company. N/A

Item 13.	Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN LIMITED DURATION INCOME TRUST

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer –
Finance and Administration
Date February 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer –
Finance and Administration
Date February 26, 2019

By	/s/ GASTON GARDEY
Gaston Gardey
Chief Financial Officer and
Chief Accounting Officer
Date February 26, 2019